UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06740

Legg Mason Partners Institutional Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue,

47th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Marc A. De Oliveira

Franklin Templeton

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: February 28

Date of reporting period: February 28, 2022

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	February 28, 2022

WESTERN ASSET

SMASh SERIES C FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to maximize total return consisting of capital appreciation and income, consistent with prudent investment management.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Western Asset SMASh Series C Fund for the twelve-month reporting period ended February 28, 2022. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

March 31, 2022

ii	Western Asset SMASh Series C Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to maximize total return consisting of capital appreciation and income, consistent with prudent investment management. The Fund invests in a portfolio of debt obligations of various maturities. Under normal market conditions, the Fund expects to invest primarily in corporate obligations and in derivatives and other instruments relating to such investments. The Fund currently limits its investments to U.S. dollar denominated investment grade (that is, rated in the Baa/BBB categories or above or, if unrated, that we determined to be of comparable credit quality) debt obligations. The Fund may at times invest in the securities of issuers located in only one country or in a relatively small number of countries, including in any emerging market country or countries. Currently, the Fund does not contemplate investing 25% or more of its assets in a single country or a small number of countries, except in the United States. We may invest a significant portion of the Fund’s assets in various industry sectors, to the extent consistent with the Fund’s fundamental investment restrictions.

In purchasing debt obligations for the Fund, we may take full advantage of the entire range of maturities and durations, and may adjust the average maturity or duration of the Fund’s investments from time to time.

Instead of, and/or in addition to, investing directly in particular securities, the Fund may use instruments, such as derivatives, including options, interest rate swaps, credit default swaps and options on credit default swaps, and futures contracts, and other synthetic instruments that are intended to provide economic exposure to the securities or the issuer or to be used as a hedging technique. The Fund may use one or more types of these instruments without limit. The Fund may also engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio (such as shortening or lengthening duration) and for other purposes. The Fund may borrow money to increase portfolio holdings, to the extent consistent with the Fund’s fundamental investment restrictions.

At Western Asset Management Company, LLC (“Western Asset”), the Fund’s subadviser, we utilize a fixed income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the reporting period?

A. Fixed income markets experienced periods of volatility and, overall, declined over the twelve-month reporting period ended February 28, 2022. Volatility was driven by a number of factors, including the repercussions from the COVID-19 pandemic, rebounding global growth, sharply rising inflation, fluctuating interest rates, expectations for central bank monetary policy tightening, and the war in Ukraine. The spread sectors (non-Treasuries) generated mixed results versus similar duration Treasuries.

Western Asset SMASh Series C Fund 2022 Annual Report	1

Fund overview (cont’d)

Short-term U.S. Treasury yields moved sharply higher as the Federal Reserve Board (the “Fed”) telegraphed that it expected to begin raising interest rates at its meeting in March 2022. The yield for the two-year Treasury note began the reporting period at 0.14% and ended the reporting period at 1.44%. The low of 0.13% occurred on March 17, 2021 and June 2, 2021. The high of 1.61% took place on February 10, 2022. Long-term U.S. Treasury yields also moved higher, as positive economic data and rising inflation triggered expectations that the Fed would remove its monetary policy accommodation sooner than previously anticipated. The yield for the ten-year Treasury note began the reporting period at 1.44% and ended the reporting period at 1.83%. The low of 1.19% took place on August 3 and August 4, 2021 and the high of 2.05% occurred on February 15, 2022.

All told, the Bloomberg U.S. Aggregate Indexi returned -2.64% for the twelve months ended February 28, 2022. Comparatively, the Bloomberg U.S. Credit Indexii returned -3.25% over the same period.

Q. How did you respond to these changing market conditions?

A. There were several adjustments to the Fund during the reporting period. We reduced its duration over the period. We also pared its allocation to collateralized loan obligations (“CLOs”). Within the investment-grade market, we added to the Fund’s banking and communication services exposures. Finally, we increased the Fund’s allocation to A-rated securities.

U.S. Treasury futures and interest rate swaps were used to manage duration and yield curve exposure and, in aggregate, contributed to performance during the reporting period. Investment-grade index swaps, which were used to manage the Fund’s investment-grade corporate bond exposure, also contributed to results.

Performance review

For the twelve months ended February 28, 2022, Western Asset SMASh Series C Fund returned -2.43%. The Fund’s unmanaged benchmark, the Bloomberg U.S. Credit Index, returned -3.25% for the same period.

Performance Snapshot as of February 28, 2022 (unaudited)
	6 months	12 months
Western Asset SMASh Series C Fund	-4.72%	-2.43%
Bloomberg U.S. Credit Index	-5.84%	-3.25%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please call the Fund at 877-6LM-FUND/656-3863.

2	Western Asset SMASh Series C Fund 2022 Annual Report

Fund returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include the deduction of taxes that a shareholder would pay on Fund distributions. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Investors should understand that the Fund is managed within the context of a separately managed account and not with the objective of matching or exceeding the Fund’s stated benchmark, which is used for Fund reporting purposes. As such, comparisons of the Fund’s performance to that of the indicated benchmark are not likely to be meaningful. Additionally, performance figures do not reflect the effect of fees and expenses associated with a separately managed account or the management fee or other operating expenses of the Fund. Such management fees are paid directly or indirectly by the separately managed account sponsor to the Fund’s manager or subadviser. All operating expenses of the Fund (other than interest, brokerage, taxes and extraordinary expenses) were reimbursed by the manager.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated June 30, 2021, the gross total annual fund operating expense ratio for the Fund was 0.03%.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

The Fund’s manager has entered into an expense reimbursement arrangement with the Fund, pursuant to which the Fund’s manager has agreed to reimburse 100% of the Fund’s ordinary operating expenses. The expense reimbursement arrangement does not cover interest, brokerage, taxes and extraordinary expenses. This expense reimbursement arrangement cannot be terminated prior to December 31, 2023, without the Board of Trustees’ consent. However, all Fund shareholders are participating in separately managed account programs and pay fees to program sponsors for the costs and expenses of the program, including fees for investment advice and portfolio execution, some of which are used to compensate the Fund’s manager or subadviser for managing the Fund and to reimburse the Fund for all operating expenses.

Q. What were the leading contributors to performance?

A. The largest contributor to the Fund’s relative performance during the reporting period was its quality biases. In particular, an underweight to A-rated securities was additive for returns.

From a sector perspective, an overweight to energy and an underweight to information technology contributed to results. Duration positioning also beneficial. In particular, having a duration that was shorter than the benchmark was positive, as rates moved higher across the yield curve.

Western Asset SMASh Series C Fund 2022 Annual Report	3

Fund overview (cont’d)

Q. What were the leading detractors from performance?

A. The Fund’s underweight to real estate investment trusts (“REITs”) detracted from relative returns, as they outperformed the benchmark. Security selection in banking and consumer cyclicals1 was also a headwind for returns.

Thank you for your investment in Western Asset SMASh Series C Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company, LLC

March 10, 2022

RISKS: Investments in fixed income securities are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. There is also a risk that an issuer will be unable to make principal and/or interest payments. Foreign securities are subject to the additional risks of fluctuations in foreign exchange rates, changes in political and economic conditions, foreign taxation and differences in auditing and financial standards. These risks are magnified in emerging markets. Emerging market countries tend to have economic, political, and legal systems that are less developed and are less stable than those of more developed countries. The Fund may use derivatives, such as futures and options, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. As a non-diversified fund, the Fund is permitted to invest a larger percentage of its assets in a smaller number of issuers than a diversified fund, which may increase its vulnerability to the negative events affecting a particular issuer. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio managers’ current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of February 28, 2022 were: financials (18.9%), sovereign bonds (12.9%), energy (10.5%), health care (9.0%) and communication services (7.9%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[1]	Cyclicals consists of the following industries: automotive, entertainment, gaming, home construction, lodging, retailers, restaurants, textiles and other consumer services.

4	Western Asset SMASh Series C Fund 2022 Annual Report

[i]

The Bloomberg U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage-and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

ii	The Bloomberg U.S. Credit Index is an index composed of corporate and non-corporate debt issues that are investment grade (rated Baa3/BBB-or higher).

Western Asset SMASh Series C Fund 2022 Annual Report	5

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of February 28, 2022 and February 28, 2021 and does not include derivatives, such as futures contracts and swap contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

6	Western Asset SMASh Series C Fund 2022 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on September 1, 2021 and held for the six months ended February 28, 2022.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000=8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the on going costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]					Based on hypothetical total return[1]
Actual Total Return[2,3]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[3,4]	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[3,4]
-4.72%	$1,000.00	$952.80	0.00%	$0.00	5.00%	$1,000.00	$1,024.79	0.00%	$0.00

[1]	For the six months ended February 28, 2022.

[2]

Total return is not annualized, as it may not be representative of the total return for the year. Past performance is no guarantee of future results. Performance figures do not reflect any fees stated below in Note 3. If such fees were included, the return shown would have been lower.

[3]

All figures do not reflect the effect of fees and expenses associated with a separately managed account, nor a management fee or other operating expenses of the Fund. Such management fees are paid directly or indirectly by the separately managed account sponsor to the Fund’s manager or subadvisers. All operating expenses of the Fund were reimbursed by the manager, pursuant to an expense reimbursement arrangement between the Fund and the manager. The expense reimbursement arrangement does not cover interest, brokerage, taxes and extraordinary expenses.

[4]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181), then divided by 365.

Western Asset SMASh Series C Fund 2022 Annual Report	7

Fund performance (unaudited)

Average annual total returns[1]
Twelve Months Ended 2/28/22	-2.43%
Five Years Ended 2/28/22	3.17
Ten Years Ended 2/28/22	4.17

Cumulative total returns[1]
2/29/12 through 2/28/22	50.49%

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Performance figures do not reflect the effect of fees and expenses associated with a separately managed account or a management fee or other operating expenses of the Fund. Such management fees are paid directly or indirectly by the separately managed account sponsor to the Fund’s manager or subadviser. All operating expenses of the Fund (other than interest, brokerage, taxes and extraordinary expenses) were reimbursed by the manager due to an expense reimbursement arrangement between the Fund and the manager. This arrangement cannot be terminated prior to December 31, 2023 without the Board of Trustees’ consent.

[1]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value.

8	Western Asset SMASh Series C Fund 2022 Annual Report

Historical performance

Value of $10,000 invested in

Shares of Western Asset SMASh Series C Fund vs. Bloomberg U.S. Credit Index† — February 2012 - February 2022

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Performance figures do not reflect the effect of fees and expenses associated with a separately managed account or a management fee or other operating expenses of the Fund. Such management fees are paid directly or indirectly by the separately managed account sponsor to the Fund’s manager or subadviser. All operating expenses of the Fund (other than interest, brokerage, taxes and extraordinary expenses) were reimbursed by the manager due to an expense reimbursement arrangement between the Fund and the manager. This arrangement cannot be terminated prior to December 31, 2023 without the Board of Trustees’ consent.

†

Hypothetical illustration of $10,000 invested in Western Asset SMASh Series C Fund on February 29, 2012, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through February 28, 2022. The hypothetical illustration also assumes a $10,000 investment in the Bloomberg U.S. Credit Index. The Bloomberg U.S. Credit Index (the “Index”) is an index composed of corporate and non corporate debt issues that are investment grade (rated Baa3/BBB- or higher). The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

Western Asset SMASh Series C Fund 2022 Annual Report	9

Schedule of investments

February 28, 2022

Western Asset SMASh Series C Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Corporate Bonds & Notes — 71.5%
Communication Services — 7.9%
Diversified Telecommunication Services — 3.8%
AT&T Inc., Senior Notes	3.800%	2/15/27	$500,000	$527,622
AT&T Inc., Senior Notes	2.300%	6/1/27	1,680,000	1,658,708
AT&T Inc., Senior Notes	1.650%	2/1/28	3,710,000	3,500,890
AT&T Inc., Senior Notes	2.250%	2/1/32	430,000	397,217
AT&T Inc., Senior Notes	2.550%	12/1/33	190,000	176,382
AT&T Inc., Senior Notes	5.350%	9/1/40	480,000	563,711
AT&T Inc., Senior Notes	5.550%	8/15/41	450,000	537,178
AT&T Inc., Senior Notes	3.100%	2/1/43	8,640,000	7,726,221
AT&T Inc., Senior Notes	4.350%	6/15/45	352,000	365,507
AT&T Inc., Senior Notes	3.300%	2/1/52	620,000	551,787
AT&T Inc., Senior Notes	3.500%	9/15/53	12,735,000	11,662,934
AT&T Inc., Senior Notes	3.550%	9/15/55	12,188,000	11,069,429
AT&T Inc., Senior Notes	3.800%	12/1/57	290,000	272,519
AT&T Inc., Senior Notes	3.650%	9/15/59	2,548,000	2,315,341
Telefonica Emisiones SA, Senior Notes	5.213%	3/8/47	1,150,000	1,252,706
Verizon Communications Inc., Senior Notes	4.125%	3/16/27	370,000	393,358
Verizon Communications Inc., Senior Notes	3.000%	3/22/27	150,000	151,870
Verizon Communications Inc., Senior Notes	2.100%	3/22/28	680,000	657,414
Verizon Communications Inc., Senior Notes	4.329%	9/21/28	518,000	564,710
Verizon Communications Inc., Senior Notes	3.150%	3/22/30	380,000	381,756
Verizon Communications Inc., Senior Notes	1.750%	1/20/31	780,000	702,791
Verizon Communications Inc., Senior Notes	2.550%	3/21/31	2,040,000	1,959,998
Verizon Communications Inc., Senior Notes	2.355%	3/15/32	1,054,000	985,066	(a)
Verizon Communications Inc., Senior Notes	4.500%	8/10/33	980,000	1,090,408
Verizon Communications Inc., Senior Notes	4.400%	11/1/34	450,000	496,804
Verizon Communications Inc., Senior Notes	5.250%	3/16/37	1,320,000	1,575,270
Verizon Communications Inc., Senior Notes	2.650%	11/20/40	1,830,000	1,590,038
Verizon Communications Inc., Senior Notes	3.850%	11/1/42	100,000	100,759
Verizon Communications Inc., Senior Notes	4.862%	8/21/46	2,000,000	2,396,481
Verizon Communications Inc., Senior Notes	5.500%	3/16/47	4,060,000	5,129,812
Verizon Communications Inc., Senior Notes	4.000%	3/22/50	3,000,000	3,085,907
Verizon Communications Inc., Senior Notes	2.875%	11/20/50	2,710,000	2,320,964
Total Diversified Telecommunication Services				66,161,558
Interactive Media & Services — 0.1%
Alphabet Inc., Senior Notes	0.450%	8/15/25	210,000	199,113
Alphabet Inc., Senior Notes	0.800%	8/15/27	380,000	352,163

See Notes to Financial Statements.

10	Western Asset SMASh Series C Fund 2022 Annual Report

Western Asset SMASh Series C Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Interactive Media & Services — continued
Alphabet Inc., Senior Notes	1.100%	8/15/30	$450,000	$406,672
Alphabet Inc., Senior Notes	2.050%	8/15/50	710,000	574,625
Total Interactive Media & Services				1,532,573
Media — 3.0%
Charter Communications Operating LLC/ Charter Communications Operating Capital Corp., Senior Secured Notes	4.464%	7/23/22	120,000	120,892
Charter Communications Operating LLC/ Charter Communications Operating Capital Corp., Senior Secured Notes	4.908%	7/23/25	600,000	636,367
Charter Communications Operating LLC/ Charter Communications Operating Capital Corp., Senior Secured Notes	4.200%	3/15/28	1,000,000	1,043,762
Charter Communications Operating LLC/ Charter Communications Operating Capital Corp., Senior Secured Notes	5.050%	3/30/29	2,000,000	2,176,242
Charter Communications Operating LLC/ Charter Communications Operating Capital Corp., Senior Secured Notes	6.384%	10/23/35	120,000	143,620
Charter Communications Operating LLC/ Charter Communications Operating Capital Corp., Senior Secured Notes	5.375%	4/1/38	4,580,000	4,797,393
Charter Communications Operating LLC/ Charter Communications Operating Capital Corp., Senior Secured Notes	3.500%	3/1/42	290,000	250,393
Charter Communications Operating LLC/ Charter Communications Operating Capital Corp., Senior Secured Notes	6.484%	10/23/45	400,000	478,803
Charter Communications Operating LLC/ Charter Communications Operating Capital Corp., Senior Secured Notes	5.750%	4/1/48	4,600,000	5,094,218
Charter Communications Operating LLC/ Charter Communications Operating Capital Corp., Senior Secured Notes	4.800%	3/1/50	15,000,000	14,696,512
Comcast Corp., Senior Notes	3.950%	10/15/25	2,820,000	2,976,237
Comcast Corp., Senior Notes	3.300%	4/1/27	500,000	519,674
Comcast Corp., Senior Notes	4.150%	10/15/28	1,220,000	1,323,890
Comcast Corp., Senior Notes	3.400%	4/1/30	280,000	289,241
Comcast Corp., Senior Notes	4.250%	10/15/30	6,000,000	6,606,888
Comcast Corp., Senior Notes	3.450%	2/1/50	880,000	822,878
Comcast Corp., Senior Notes	2.800%	1/15/51	1,400,000	1,171,597

See Notes to Financial Statements.

Western Asset SMASh Series C Fund 2022 Annual Report	11

Schedule of investments (cont’d)

February 28, 2022

Western Asset SMASh Series C Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Media — continued
Comcast Corp., Senior Notes	2.887%	11/1/51	$720,000	$625,724	(a)
Comcast Corp., Senior Notes	2.937%	11/1/56	2,634,000	2,221,392	(a)
Fox Corp., Senior Notes	5.476%	1/25/39	2,000,000	2,335,311
Time Warner Cable LLC, Senior Secured Notes	6.550%	5/1/37	70,000	84,251
Time Warner Cable LLC, Senior Secured Notes	7.300%	7/1/38	1,720,000	2,156,011
Time Warner Cable LLC, Senior Secured Notes	6.750%	6/15/39	140,000	170,187
Time Warner Cable LLC, Senior Secured Notes	5.875%	11/15/40	1,310,000	1,468,100
Time Warner Cable LLC, Senior Secured Notes	5.500%	9/1/41	50,000	53,384
Total Media				52,262,967
Wireless Telecommunication Services — 1.0%
T-Mobile USA Inc., Senior Secured Notes	3.750%	4/15/27	100,000	103,900
T-Mobile USA Inc., Senior Secured Notes	3.875%	4/15/30	9,320,000	9,647,677
T-Mobile USA Inc., Senior Secured Notes	2.550%	2/15/31	540,000	506,460
T-Mobile USA Inc., Senior Secured Notes	2.250%	11/15/31	2,820,000	2,555,860
T-Mobile USA Inc., Senior Secured Notes	4.375%	4/15/40	270,000	279,704
T-Mobile USA Inc., Senior Secured Notes	3.000%	2/15/41	1,720,000	1,492,917
T-Mobile USA Inc., Senior Secured Notes	3.300%	2/15/51	780,000	681,517
Vodafone Group PLC, Senior Notes	5.250%	5/30/48	1,895,000	2,176,383
Total Wireless Telecommunication Services				17,444,418
Total Communication Services				137,401,516
Consumer Discretionary — 2.9%
Automobiles — 0.5%
General Motors Co., Senior Notes	5.150%	4/1/38	220,000	238,623
General Motors Co., Senior Notes	6.250%	10/2/43	1,000,000	1,216,946
General Motors Co., Senior Notes	5.200%	4/1/45	1,000,000	1,085,301
General Motors Financial Co. Inc., Senior Notes	4.350%	1/17/27	260,000	273,453
Nissan Motor Co. Ltd., Senior Notes	3.043%	9/15/23	1,070,000	1,080,539	(a)
Nissan Motor Co. Ltd., Senior Notes	3.522%	9/17/25	2,190,000	2,218,347	(a)
Nissan Motor Co. Ltd., Senior Notes	4.345%	9/17/27	2,000,000	2,060,613	(a)
Total Automobiles				8,173,822
Hotels, Restaurants & Leisure — 0.9%
Las Vegas Sands Corp., Senior Notes	3.200%	8/8/24	1,110,000	1,094,985
Las Vegas Sands Corp., Senior Notes	2.900%	6/25/25	4,920,000	4,738,494
McDonald’s Corp., Senior Notes	3.300%	7/1/25	200,000	205,866
McDonald’s Corp., Senior Notes	1.450%	9/1/25	80,000	78,099
McDonald’s Corp., Senior Notes	3.700%	1/30/26	660,000	695,329
McDonald’s Corp., Senior Notes	3.500%	3/1/27	470,000	491,446
McDonald’s Corp., Senior Notes	3.500%	7/1/27	280,000	293,623

See Notes to Financial Statements.

12	Western Asset SMASh Series C Fund 2022 Annual Report

Western Asset SMASh Series C Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Hotels, Restaurants & Leisure — continued
McDonald’s Corp., Senior Notes	3.800%	4/1/28	$150,000	$159,158
McDonald’s Corp., Senior Notes	3.625%	9/1/49	60,000	59,035
McDonald’s Corp., Senior Notes	4.200%	4/1/50	5,000,000	5,356,644
Sands China Ltd., Senior Notes	5.125%	8/8/25	500,000	497,400
Sands China Ltd., Senior Notes	2.300%	3/8/27	950,000	826,500	(a)
Sands China Ltd., Senior Notes	5.400%	8/8/28	1,000,000	984,590
Sands China Ltd., Senior Notes	2.850%	3/8/29	570,000	480,168	(a)
Total Hotels, Restaurants & Leisure				15,961,337
Household Durables — 0.0%††
Newell Brands Inc., Senior Notes	4.350%	4/1/23	864,000	880,083
Internet &Direct Marketing Retail — 0.6%
Amazon.com Inc., Senior Notes	1.200%	6/3/27	1,860,000	1,770,114
Amazon.com Inc., Senior Notes	3.150%	8/22/27	500,000	523,004
Amazon.com Inc., Senior Notes	1.500%	6/3/30	1,560,000	1,445,975
Amazon.com Inc., Senior Notes	2.100%	5/12/31	170,000	163,816
Amazon.com Inc., Senior Notes	3.875%	8/22/37	510,000	559,270
Amazon.com Inc., Senior Notes	4.050%	8/22/47	500,000	558,304
Amazon.com Inc., Senior Notes	2.500%	6/3/50	5,480,000	4,743,191
Amazon.com Inc., Senior Notes	4.250%	8/22/57	120,000	139,171
Amazon.com Inc., Senior Notes	2.700%	6/3/60	1,580,000	1,351,719
Total Internet & Direct Marketing Retail				11,254,564
Multiline Retail — 0.0%††
Target Corp., Senior Notes	2.250%	4/15/25	70,000	70,459
Specialty Retail — 0.5%
Home Depot Inc., Senior Notes	3.300%	4/15/40	1,050,000	1,052,367
Home Depot Inc., Senior Notes	3.350%	4/15/50	5,110,000	5,008,943
Lowe’s Cos. Inc., Senior Notes	1.700%	9/15/28	820,000	770,369
Lowe’s Cos. Inc., Senior Notes	4.500%	4/15/30	1,200,000	1,325,348
Total Specialty Retail				8,157,027
Textiles, Apparel & Luxury Goods — 0.4%
NIKE Inc., Senior Notes	2.400%	3/27/25	160,000	162,161
NIKE Inc., Senior Notes	3.375%	3/27/50	5,820,000	5,954,640
Total Textiles, Apparel & Luxury Goods				6,116,801
Total Consumer Discretionary				50,614,093
Consumer Staples — 3.4%
Beverages — 1.2%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide Inc., Senior Notes	3.650%	2/1/26	1,640,000	1,714,168

See Notes to Financial Statements.

Western Asset SMASh Series C Fund 2022 Annual Report	13

Schedule of investments (cont’d)

February 28, 2022

Western Asset SMASh Series C Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Beverages — continued
Anheuser-Busch InBev Worldwide Inc., Senior Notes	4.000%	4/13/28	$1,450,000	$1,545,908
Anheuser-Busch InBev Worldwide Inc., Senior Notes	4.750%	1/23/29	620,000	689,047
Anheuser-Busch InBev Worldwide Inc., Senior Notes	3.500%	6/1/30	270,000	282,322
Anheuser-Busch InBev Worldwide Inc., Senior Notes	4.350%	6/1/40	410,000	437,995
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.550%	1/23/49	9,000,000	11,167,807
Anheuser-Busch InBev Worldwide Inc., Senior Notes	4.500%	6/1/50	550,000	606,271
Coca-Cola Co., Senior Notes	3.375%	3/25/27	2,750,000	2,899,882
Coca-Cola Co., Senior Notes	2.500%	6/1/40	130,000	118,076
Coca-Cola Co., Senior Notes	2.600%	6/1/50	2,400,000	2,110,688
PepsiCo Inc., Senior Notes	2.250%	3/19/25	60,000	60,461
Total Beverages				21,632,625
Food & Staples Retailing — 0.1%
Costco Wholesale Corp., Senior Notes	1.375%	6/20/27	390,000	375,221
Costco Wholesale Corp., Senior Notes	1.600%	4/20/30	400,000	371,522
Costco Wholesale Corp., Senior Notes	1.750%	4/20/32	1,250,000	1,155,383
Walmart Inc., Senior Notes	1.500%	9/22/28	360,000	342,946
Walmart Inc., Senior Notes	1.800%	9/22/31	180,000	169,255
Total Food & Staples Retailing				2,414,327
Food Products — 0.2%
Kraft Heinz Foods Co., Senior Notes	5.000%	7/15/35	200,000	225,750
Mars Inc., Senior Notes	3.200%	4/1/30	2,000,000	2,063,993	(a)
Mondelez International Holdings Netherlands BV, Senior Notes	2.125%	9/19/22	320,000	321,948	(a)
Total Food Products				2,611,691
Household Products — 0.0%††
Procter & Gamble Co., Senior Notes	2.800%	3/25/27	90,000	92,690
Tobacco — 1.9%
Altria Group Inc., Senior Notes	4.400%	2/14/26	125,000	132,833
Altria Group Inc., Senior Notes	4.800%	2/14/29	44,000	47,586
Altria Group Inc., Senior Notes	2.450%	2/4/32	840,000	750,636
Altria Group Inc., Senior Notes	3.400%	2/4/41	1,050,000	870,804
Altria Group Inc., Senior Notes	5.950%	2/14/49	7,000,000	7,792,529
BAT Capital Corp., Senior Notes	3.557%	8/15/27	17,250,000	17,375,446
Cargill Inc., Senior Notes	1.375%	7/23/23	370,000	368,540	(a)

See Notes to Financial Statements.

14	Western Asset SMASh Series C Fund 2022 Annual Report

Western Asset SMASh Series C Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Tobacco — continued
Philip Morris International Inc., Senior Notes	2.500%	8/22/22	$370,000	$372,690
Philip Morris International Inc., Senior Notes	2.500%	11/2/22	930,000	937,395
Reynolds American Inc., Senior Notes	5.850%	8/15/45	4,150,000	4,499,016
Total Tobacco				33,147,475
Total Consumer Staples				59,898,808
Energy — 10.5%
Energy Equipment & Services — 0.0%††
Halliburton Co., Senior Notes	3.800%	11/15/25	37,000	38,747
Oil, Gas & Consumable Fuels — 10.5%
Apache Corp., Senior Notes	4.375%	10/15/28	1,000,000	1,014,190
Apache Corp., Senior Notes	4.250%	1/15/30	200,000	201,844
Apache Corp., Senior Notes	5.100%	9/1/40	2,000,000	2,003,310
BP Capital Markets America Inc., Senior Notes	3.790%	2/6/24	110,000	113,576
BP Capital Markets America Inc., Senior Notes	3.000%	2/24/50	12,900,000	11,050,442
BP Capital Markets PLC, Senior Notes	3.723%	11/28/28	500,000	525,826
Cameron LNG LLC, Senior Secured Notes	2.902%	7/15/31	3,920,000	3,867,470	(a)
Cameron LNG LLC, Senior Secured Notes	3.302%	1/15/35	2,446,000	2,408,752	(a)
Chevron Corp., Senior Notes	2.954%	5/16/26	3,440,000	3,555,532
Chevron Corp., Senior Notes	3.078%	5/11/50	3,070,000	2,962,739
Chevron USA Inc., Senior Notes	3.850%	1/15/28	220,000	237,154
ConocoPhillips, Senior Notes	3.750%	10/1/27	1,360,000	1,453,270	(a)
ConocoPhillips, Senior Notes	4.300%	8/15/28	580,000	640,496	(a)
ConocoPhillips, Senior Notes	6.500%	2/1/39	120,000	167,030
Continental Resources Inc., Senior Notes	2.268%	11/15/26	340,000	324,511	(a)
Continental Resources Inc., Senior Notes	4.375%	1/15/28	1,680,000	1,738,088
Continental Resources Inc., Senior Notes	5.750%	1/15/31	320,000	357,384	(a)
Coterra Energy Inc., Senior Notes	3.900%	5/15/27	1,740,000	1,814,253	(a)
Coterra Energy Inc., Senior Notes	4.375%	3/15/29	2,570,000	2,761,153	(a)
Devon Energy Corp., Senior Notes	5.850%	12/15/25	1,450,000	1,618,141
Devon Energy Corp., Senior Notes	4.500%	1/15/30	350,000	365,902
Devon Energy Corp., Senior Notes	5.600%	7/15/41	2,380,000	2,787,501
Devon Energy Corp., Senior Notes	4.750%	5/15/42	750,000	808,232
Devon Energy Corp., Senior Notes	5.000%	6/15/45	1,080,000	1,206,113
Diamondback Energy Inc., Senior Notes	3.250%	12/1/26	340,000	347,488
Diamondback Energy Inc., Senior Notes	3.500%	12/1/29	1,700,000	1,721,163
Diamondback Energy Inc., Senior Notes	3.125%	3/24/31	900,000	879,442
Ecopetrol SA, Senior Notes	5.875%	5/28/45	10,050,000	8,770,233
Energy Transfer LP, Senior Notes	2.900%	5/15/25	2,920,000	2,934,473
Energy Transfer LP, Senior Notes	4.950%	6/15/28	190,000	204,544

See Notes to Financial Statements.

Western Asset SMASh Series C Fund 2022 Annual Report	15

Schedule of investments (cont’d)

February 28, 2022

Western Asset SMASh Series C Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Oil, Gas & Consumable Fuels — continued
Energy Transfer LP, Senior Notes	5.250%	4/15/29	$550,000	$604,305
Energy Transfer LP, Senior Notes	3.750%	5/15/30	3,510,000	3,569,464
Energy Transfer LP, Senior Notes	5.300%	4/1/44	40,000	41,373
Energy Transfer LP, Senior Notes	5.400%	10/1/47	640,000	686,298
Energy Transfer LP, Senior Notes	6.250%	4/15/49	2,830,000	3,274,826
Energy Transfer LP, Senior Notes	5.000%	5/15/50	750,000	781,711
Enterprise Products Operating LLC, Senior Notes	4.150%	10/16/28	1,710,000	1,845,481
Enterprise Products Operating LLC, Senior Notes	3.125%	7/31/29	450,000	455,301
Enterprise Products Operating LLC, Senior Notes	2.800%	1/31/30	3,900,000	3,839,482
Enterprise Products Operating LLC, Senior Notes	4.800%	2/1/49	320,000	349,443
Enterprise Products Operating LLC, Senior Notes	4.200%	1/31/50	110,000	110,776
Enterprise Products Operating LLC, Senior Notes	3.700%	1/31/51	210,000	196,155
Enterprise Products Operating LLC, Senior Notes	3.950%	1/31/60	2,380,000	2,239,540
EOG Resources Inc., Senior Notes	4.150%	1/15/26	5,250,000	5,602,676
EOG Resources Inc., Senior Notes	4.375%	4/15/30	2,130,000	2,354,115
EOG Resources Inc., Senior Notes	4.950%	4/15/50	8,550,000	10,409,176
Exxon Mobil Corp., Senior Notes	1.571%	4/15/23	50,000	50,120
Exxon Mobil Corp., Senior Notes	2.992%	3/19/25	1,300,000	1,335,394
Exxon Mobil Corp., Senior Notes	3.043%	3/1/26	620,000	641,828
Exxon Mobil Corp., Senior Notes	3.482%	3/19/30	1,490,000	1,575,450
Exxon Mobil Corp., Senior Notes	4.114%	3/1/46	2,060,000	2,252,948
Exxon Mobil Corp., Senior Notes	4.327%	3/19/50	60,000	67,981
Exxon Mobil Corp., Senior Notes	3.452%	4/15/51	7,000,000	6,931,906
KazMunayGas National Co. JSC, Senior Notes	6.375%	10/24/48	11,740,000	13,064,389	(a)
Kinder Morgan Inc., Senior Notes	4.300%	3/1/28	1,660,000	1,770,654
Kinder Morgan Inc., Senior Notes	5.550%	6/1/45	200,000	229,956
MPLX LP, Senior Notes	4.125%	3/1/27	550,000	578,879
MPLX LP, Senior Notes	4.800%	2/15/29	200,000	219,363
MPLX LP, Senior Notes	5.200%	3/1/47	290,000	319,999
MPLX LP, Senior Notes	5.200%	12/1/47	420,000	458,203
MPLX LP, Senior Notes	5.500%	2/15/49	510,000	582,927
Occidental Petroleum Corp., Senior Notes	5.550%	3/15/26	2,640,000	2,840,548
Occidental Petroleum Corp., Senior Notes	3.400%	4/15/26	1,500,000	1,501,973

See Notes to Financial Statements.

16	Western Asset SMASh Series C Fund 2022 Annual Report

Western Asset SMASh Series C Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Oil, Gas & Consumable Fuels — continued
Occidental Petroleum Corp., Senior Notes	3.200%	8/15/26	$200,000	$200,296
Occidental Petroleum Corp., Senior Notes	3.000%	2/15/27	2,300,000	2,246,675
Occidental Petroleum Corp., Senior Notes	7.500%	5/1/31	600,000	728,463
Occidental Petroleum Corp., Senior Notes	7.875%	9/15/31	200,000	247,682
Occidental Petroleum Corp., Senior Notes	6.450%	9/15/36	200,000	235,813
Occidental Petroleum Corp., Senior Notes	4.400%	4/15/46	950,000	904,015
Occidental Petroleum Corp., Senior Notes	4.100%	2/15/47	3,360,000	3,113,393
Occidental Petroleum Corp., Senior Notes	4.200%	3/15/48	450,000	421,490
Pertamina Persero PT, Senior Notes	5.625%	5/20/43	4,500,000	4,810,081	(a)
Petrobras Global Finance BV, Senior Notes	6.250%	3/17/24	3,000,000	3,179,730
Petrobras Global Finance BV, Senior Notes	6.850%	6/5/2115	3,000,000	2,788,365
Petroleos del Peru SA, Senior Notes	4.750%	6/19/32	2,280,000	2,203,460	(a)
Petroleos Mexicanos, Senior Notes	6.625%	6/15/35	1,307,000	1,185,776
Petroleos Mexicanos, Senior Notes	6.375%	1/23/45	1,100,000	895,840
Pioneer Natural Resources Co., Senior Notes	1.125%	1/15/26	520,000	494,352
Pioneer Natural Resources Co., Senior Notes	1.900%	8/15/30	660,000	600,093
Pioneer Natural Resources Co., Senior Notes	2.150%	1/15/31	1,540,000	1,421,967
Schlumberger Holdings Corp., Senior Notes	4.000%	12/21/25	500,000	522,450	(a)
Shell International Finance BV, Senior Notes	4.550%	8/12/43	1,000,000	1,142,530
Shell International Finance BV, Senior Notes	4.375%	5/11/45	1,500,000	1,665,190
Shell International Finance BV, Senior Notes	3.250%	4/6/50	1,000,000	960,029
Sinopec Group Overseas Development 2014 Ltd., Senior Notes	4.375%	4/10/24	2,010,000	2,106,565	(a)
Tennessee Gas Pipeline Co. LLC, Senior Notes	2.900%	3/1/30	2,400,000	2,304,094	(a)
Transcontinental Gas Pipe Line Co. LLC, Senior Notes	7.850%	2/1/26	4,360,000	5,141,640
Transcontinental Gas Pipe Line Co. LLC, Senior Notes	3.250%	5/15/30	1,000,000	1,008,196
Transcontinental Gas Pipe Line Co. LLC, Senior Notes	3.950%	5/15/50	3,000,000	2,979,524
Western Midstream Operating LP, Senior Notes	3.600%	2/1/25	1,380,000	1,385,182
Western Midstream Operating LP, Senior Notes	4.500%	3/1/28	300,000	312,084
Western Midstream Operating LP, Senior Notes	4.550%	2/1/30	2,680,000	2,760,882
Western Midstream Operating LP, Senior Notes	5.750%	2/1/50	400,000	407,594
Western Midstream Operating LP, Senior Notes (3 mo. USD LIBOR +1.850%)	1.844%	1/13/23	150,000	149,449	(b)

See Notes to Financial Statements.

Western Asset SMASh Series C Fund 2022 Annual Report	17

Schedule of investments (cont’d)

February 28, 2022

Western Asset SMASh Series C Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Oil, Gas & Consumable Fuels — continued
Williams Cos. Inc., Senior Notes	3.750%	6/15/27	$1,870,000	$1,950,886
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	280,000	392,994
Williams Cos. Inc., Senior Notes	5.100%	9/15/45	1,470,000	1,623,746
Total Oil, Gas & Consumable Fuels				182,113,418
Total Energy				182,152,165
Financials — 18.9%
Banks — 12.1%
ABN AMRO Bank NV, Subordinated Notes	4.750%	7/28/25	1,850,000	1,949,904	(a)
ABN AMRO Bank NV, Subordinated Notes	4.800%	4/18/26	3,200,000	3,410,422	(a)
Banco Santander SA, Senior Notes	3.848%	4/12/23	1,400,000	1,426,140
Bank of America Corp., Senior Notes	5.000%	1/21/44	2,910,000	3,411,100
Bank of America Corp., Senior Notes (1.319% to 6/19/25 then SOFR +1.150%)	1.319%	6/19/26	4,980,000	4,760,850	(b)
Bank of America Corp., Senior Notes (2.572% to 10/20/31 then SOFR +1.210%)	2.572%	10/20/32	3,750,000	3,553,747	(b)
Bank of America Corp., Senior Notes (2.592% to 4/29/30 then SOFR +2.150%)	2.592%	4/29/31	600,000	574,095	(b)
Bank of America Corp., Senior Notes (2.687% to 4/22/31 then SOFR +1.320%)	2.687%	4/22/32	9,380,000	9,029,956	(b)
Bank of America Corp., Senior Notes (3.419% to 12/20/27 then 3 mo. USD LIBOR +1.040%)	3.419%	12/20/28	599,000	613,015	(b)
Bank of America Corp., Senior Notes (3.593% to 7/21/27 then 3 mo. USD LIBOR +1.370%)	3.593%	7/21/28	500,000	516,865	(b)
Bank of America Corp., Senior Notes (4.083% to 3/20/50 then 3 mo. USD LIBOR +3.150%)	4.083%	3/20/51	5,000,000	5,375,481	(b)
Bank of America Corp., Subordinated Notes	4.450%	3/3/26	1,010,000	1,076,966
Bank of Montreal, Senior Notes	1.850%	5/1/25	990,000	978,793
Bank of Montreal, Subordinated Notes (3.803% to 12/15/27 then USD 5 year ICE Swap Rate +1.432%)	3.803%	12/15/32	100,000	102,702	(b)
Barclays PLC, Senior Notes (4.972% to 5/16/28 then 3 mo. USD LIBOR +1.902%)	4.972%	5/16/29	1,000,000	1,084,042	(b)
Barclays PLC, Subordinated Notes (5.088% to 6/20/29 then 3 mo. USD LIBOR +3.054%)	5.088%	6/20/30	6,800,000	7,260,117	(b)
BNP Paribas SA, Senior Notes	4.400%	8/14/28	890,000	948,793	(a)
BNP Paribas SA, Senior Notes (2.219% to 6/9/25 then SOFR +2.074%)	2.219%	6/9/26	2,000,000	1,960,396	(a)(b)
BNP Paribas SA, Senior Notes (3.052% to 1/13/30 then SOFR +1.507%)	3.052%	1/13/31	5,000,000	4,870,389	(a)(b)
BNP Paribas SA, Subordinated Notes	4.375%	5/12/26	2,000,000	2,086,570	(a)

See Notes to Financial Statements.

18	Western Asset SMASh Series C Fund 2022 Annual Report

Western Asset SMASh Series C Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Banks — continued
BNP Paribas SA, Subordinated Notes	4.625%	3/13/27	$11,200,000	$11,815,843	(a)
BPCE SA, Subordinated Notes	5.150%	7/21/24	2,500,000	2,623,596	(a)
BPCE SA, Subordinated Notes	4.875%	4/1/26	3,300,000	3,495,185	(a)
Citigroup Inc., Senior Notes	8.125%	7/15/39	2,190,000	3,431,511
Citigroup Inc., Senior Notes	4.650%	7/23/48	2,000,000	2,343,211
Citigroup Inc., Senior Notes (2.572% to 6/3/30 then SOFR +2.107%)	2.572%	6/3/31	1,820,000	1,739,701	(b)
Citigroup Inc., Subordinated Notes	4.400%	6/10/25	3,300,000	3,464,386
Citigroup Inc., Subordinated Notes	5.500%	9/13/25	1,630,000	1,777,957
Citigroup Inc., Subordinated Notes	4.450%	9/29/27	3,840,000	4,105,619
Citigroup Inc., Subordinated Notes	6.625%	6/15/32	12,960,000	16,300,909
Citigroup Inc., Subordinated Notes	5.300%	5/6/44	363,000	429,007
Citigroup Inc., Subordinated Notes	4.750%	5/18/46	670,000	749,865
Cooperatieve Rabobank UA, Senior Notes	4.375%	8/4/25	2,750,000	2,881,040
Cooperatieve Rabobank UA, Senior Notes	3.750%	7/21/26	3,500,000	3,611,448
Credit Agricole SA, Senior Notes (1.907% to 6/16/25 then SOFR +1.676%)	1.907%	6/16/26	3,000,000	2,920,782	(a)(b)
Danske Bank A/S, Senior Notes	3.875%	9/12/23	200,000	204,859	(a)
Danske Bank A/S, Senior Notes	1.226%	6/22/24	2,890,000	2,830,134	(a)
Danske Bank A/S, Senior Notes (3.244% to 12/20/24 then 3 mo. USD LIBOR +1.591%)	3.244%	12/20/25	2,000,000	2,024,376	(a)(b)
HSBC Holdings PLC, Senior Notes	4.300%	3/8/26	2,530,000	2,676,247
HSBC Holdings PLC, Senior Notes	3.900%	5/25/26	2,390,000	2,484,732
HSBC Holdings PLC, Senior Notes (4.583% to 6/19/28 then 3 mo. USD LIBOR +1.535%)	4.583%	6/19/29	200,000	213,003	(b)
HSBC Holdings PLC, Subordinated Notes	4.250%	3/14/24	870,000	901,861
HSBC Holdings PLC, Subordinated Notes	4.250%	8/18/25	1,000,000	1,039,627
Intesa Sanpaolo SpA, Senior Notes	3.125%	7/14/22	900,000	904,799	(a)
Intesa Sanpaolo SpA, Senior Notes	3.375%	1/12/23	270,000	272,868	(a)
Intesa Sanpaolo SpA, Subordinated Notes	5.017%	6/26/24	2,830,000	2,914,767	(a)
JPMorgan Chase & Co., Senior Notes (2.083% to 4/22/25 then SOFR +1.850%)	2.083%	4/22/26	930,000	916,591	(b)
JPMorgan Chase & Co., Senior Notes (2.522% to 4/22/30 then SOFR +2.040%)	2.522%	4/22/31	2,850,000	2,728,745	(b)
JPMorgan Chase & Co., Senior Notes (2.580% to 4/22/31 then SOFR +1.250%)	2.580%	4/22/32	27,080,000	25,966,583	(b)
JPMorgan Chase & Co., Senior Notes (3.109% to 4/22/50 then SOFR +2.440%)	3.109%	4/22/51	2,790,000	2,582,449	(b)
JPMorgan Chase & Co., Senior Notes (3.897% to 1/23/48 then 3 mo. USD LIBOR +1.220%)	3.897%	1/23/49	380,000	396,488	(b)

See Notes to Financial Statements.

Western Asset SMASh Series C Fund 2022 Annual Report	19

Schedule of investments (cont’d)

February 28, 2022

Western Asset SMASh Series C Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Banks — continued
JPMorgan Chase & Co., Senior Notes (4.032% to 7/24/2047 then 3 mo. USD LIBOR +1.460%)	4.032%	7/24/48	$2,500,000	$2,648,782	(b)
JPMorgan Chase & Co., Senior Notes (4.203% to 7/23/28 then 3 mo. USD LIBOR +1.260%)	4.203%	7/23/29	570,000	606,970	(b)
JPMorgan Chase & Co., Senior Notes (4.452% to 12/5/28 then 3 mo. USD LIBOR +1.330%)	4.452%	12/5/29	270,000	292,253	(b)
JPMorgan Chase & Co., Subordinated Notes	4.250%	10/1/27	1,330,000	1,424,364
JPMorgan Chase & Co., Subordinated Notes	4.950%	6/1/45	850,000	1,020,398
JPMorgan Chase & Co., Subordinated Notes (2.956% to 5/13/30 then SOFR +2.515%)	2.956%	5/13/31	600,000	583,933	(b)
Lloyds Banking Group PLC, Senior Notes	4.375%	3/22/28	4,200,000	4,482,964
Lloyds Banking Group PLC, Subordinated Notes	4.582%	12/10/25	467,000	491,055
NatWest Group PLC, Senior Notes (4.519% to 6/25/23 then 3 mo. USD LIBOR +1.550%)	4.519%	6/25/24	200,000	206,130	(b)
NatWest Group PLC, Senior Notes (5.076% to 1/27/29 then 3 mo. USD LIBOR +1.905%)	5.076%	1/27/30	4,000,000	4,414,127	(b)
Royal Bank of Canada, Senior Notes	1.600%	4/17/23	870,000	871,231
Santander UK Group Holdings PLC, Subordinated Notes	5.625%	9/15/45	919,000	1,075,887	(a)
Standard Chartered PLC, Subordinated Notes	5.700%	3/26/44	310,000	348,687	(a)
Wells Fargo & Co., Senior Notes (2.188% to 4/30/25 then SOFR +2.000%)	2.188%	4/30/26	780,000	770,080	(b)
Wells Fargo & Co., Senior Notes (3.068% to 4/30/40 then SOFR +2.530%)	3.068%	4/30/41	5,000,000	4,653,881	(b)
Wells Fargo & Co., Senior Notes (5.013% to 4/4/50 then SOFR +4.502%)	5.013%	4/4/51	10,020,000	12,366,694	(b)
Wells Fargo & Co., Subordinated Notes	4.100%	6/3/26	400,000	422,603
Wells Fargo & Co., Subordinated Notes	5.375%	11/2/43	590,000	709,038
Wells Fargo & Co., Subordinated Notes	4.650%	11/4/44	1,590,000	1,750,040
Wells Fargo & Co., Subordinated Notes	4.900%	11/17/45	3,780,000	4,297,288
Wells Fargo & Co., Subordinated Notes	4.400%	6/14/46	990,000	1,062,674
Total Banks				210,237,611
Capital Markets — 5.2%
Bank of New York Mellon Corp., Senior Notes	1.600%	4/24/25	290,000	285,722
Credit Suisse AG, Senior Notes	3.625%	9/9/24	550,000	568,003
Credit Suisse Group AG, Senior Notes (4.194% to 4/1/30 then SOFR +3.730%)	4.194%	4/1/31	12,760,000	13,262,524	(a)(b)
Goldman Sachs Group Inc., Senior Notes	4.000%	3/3/24	340,000	352,289
Goldman Sachs Group Inc., Senior Notes	4.800%	7/8/44	5,000,000	5,729,332

See Notes to Financial Statements.

20	Western Asset SMASh Series C Fund 2022 Annual Report

Western Asset SMASh Series C Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Capital Markets — continued
Goldman Sachs Group Inc., Senior Notes	4.750%	10/21/45	$2,780,000	$3,167,620
Goldman Sachs Group Inc., Senior Notes (2.908% to 7/21/41 then SOFR +1.472%)	2.908%	7/21/42	1,980,000	1,761,035	(b)
Goldman Sachs Group Inc., Senior Notes (4.223% to 5/1/28 then 3 mo. USD LIBOR + 1.301%)	4.223%	5/1/29	1,000,000	1,061,228	(b)
Goldman Sachs Group Inc., Senior Notes (3.210% to 4/22/41 then SOFR +1.513%)	3.210%	4/22/42	420,000	392,371	(b)
Goldman Sachs Group Inc., Subordinated Notes	4.250%	10/21/25	1,330,000	1,398,043
Goldman Sachs Group Inc., Subordinated Notes	6.750%	10/1/37	1,540,000	2,026,053
Goldman Sachs Group Inc., Subordinated Notes	5.150%	5/22/45	1,010,000	1,214,407
KKR Group Finance Co. III LLC, Senior Notes	5.125%	6/1/44	500,000	572,915	(a)
Morgan Stanley, Senior Notes (2.699% to 1/22/30 then SOFR +1.143%)	2.699%	1/22/31	3,710,000	3,592,810	(b)
Morgan Stanley, Senior Notes (3.737% to 4/24/23 then 3 mo. USD LIBOR +0.847%)	3.737%	4/24/24	3,980,000	4,055,722	(b)
Morgan Stanley, Senior Notes (5.597% to 3/24/50 then SOFR +4.840%)	5.597%	3/24/51	19,580,000	26,151,251	(b)
UBS AG, Senior Notes	1.750%	4/21/22	950,000	950,704	(a)
UBS Group AG, Senior Notes	3.491%	5/23/23	2,080,000	2,089,377	(a)
UBS Group AG, Senior Notes	4.125%	9/24/25	2,870,000	3,009,232	(a)
UBS Group AG, Senior Notes	4.253%	3/23/28	14,060,000	14,954,599	(a)
UBS Group AG, Senior Notes (3.126% to 8/13/29 then 3 mo. USD LIBOR +1.468%)	3.126%	8/13/30	4,040,000	3,996,673	(a)(b)
Total Capital Markets				90,591,910
Diversified Financial Services — 0.9%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Senior Notes	3.150%	2/15/24	1,020,000	1,028,937
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Senior Notes	2.450%	10/29/26	1,450,000	1,399,777
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Senior Notes	3.000%	10/29/28	1,130,000	1,089,410
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Senior Notes	3.300%	1/30/32	690,000	655,577
Blackstone Holdings Finance Co. LLC, Senior Notes	5.000%	6/15/44	500,000	579,326	(a)
Carlyle Holdings II Finance LLC, Senior Notes	5.625%	3/30/43	400,000	477,023	(a)

See Notes to Financial Statements.

Western Asset SMASh Series C Fund 2022 Annual Report	21

Schedule of investments (cont’d)

February 28, 2022

Western Asset SMASh Series C Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Diversified Financial Services — continued
National Securities Clearing Corp., Senior Notes	1.200%	4/23/23	$450,000	$448,805	(a)
National Securities Clearing Corp., Senior Notes	1.500%	4/23/25	380,000	372,941	(a)
Vanguard Group Inc.	3.050%	8/22/50	8,550,000	7,666,528	(c)(d)
Voya Financial Inc., Senior Notes	5.700%	7/15/43	1,440,000	1,794,763
Total Diversified Financial Services				15,513,087
Insurance — 0.7%
American International Group Inc., Senior Notes	4.500%	7/16/44	600,000	666,972
Brighthouse Financial Inc., Senior Notes	4.700%	6/22/47	413,000	413,535
MetLife Inc., Senior Notes	4.050%	3/1/45	500,000	544,536
Principal Life Global Funding II, Secured Notes	1.250%	6/23/25	300,000	290,082	(a)
Teachers Insurance & Annuity Association of America, Subordinated Notes	4.900%	9/15/44	900,000	1,052,104	(a)
Teachers Insurance & Annuity Association of America, Subordinated Notes	3.300%	5/15/50	9,440,000	8,870,165	(a)
Total Insurance				11,837,394
Total Financials				328,180,002
Health Care — 9.0%
Biotechnology — 2.9%
AbbVie Inc., Senior Notes	2.300%	11/21/22	6,890,000	6,934,838
AbbVie Inc., Senior Notes	2.600%	11/21/24	6,270,000	6,334,565
AbbVie Inc., Senior Notes	3.800%	3/15/25	2,060,000	2,142,937
AbbVie Inc., Senior Notes	3.600%	5/14/25	1,080,000	1,116,133
AbbVie Inc., Senior Notes	2.950%	11/21/26	1,450,000	1,477,271
AbbVie Inc., Senior Notes	3.200%	11/21/29	6,790,000	6,885,096
AbbVie Inc., Senior Notes	4.050%	11/21/39	7,710,000	8,105,502
AbbVie Inc., Senior Notes	4.250%	11/21/49	8,325,000	8,866,640
Amgen Inc., Senior Notes	3.625%	5/22/24	1,410,000	1,457,590
Gilead Sciences Inc., Senior Notes	3.700%	4/1/24	300,000	309,694
Gilead Sciences Inc., Senior Notes	3.650%	3/1/26	2,800,000	2,921,759
Gilead Sciences Inc., Senior Notes	4.800%	4/1/44	400,000	455,215
Gilead Sciences Inc., Senior Notes	4.750%	3/1/46	2,700,000	3,064,869
Total Biotechnology				50,072,109
Health Care Equipment & Supplies — 1.1%
Abbott Laboratories, Senior Notes	3.750%	11/30/26	2,562,000	2,735,375
Abbott Laboratories, Senior Notes	4.750%	11/30/36	2,660,000	3,155,361
Abbott Laboratories, Senior Notes	4.900%	11/30/46	6,910,000	8,546,584

See Notes to Financial Statements.

22	Western Asset SMASh Series C Fund 2022 Annual Report

Western Asset SMASh Series C Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Health Care Equipment & Supplies — continued
Becton Dickinson and Co., Senior Notes	3.363%	6/6/24	$3,208,000	$3,288,969
Becton Dickinson and Co., Senior Notes	3.734%	12/15/24	25,000	25,869
Becton Dickinson and Co., Senior Notes	4.685%	12/15/44	407,000	455,152
Medtronic Inc., Senior Notes	3.500%	3/15/25	218,000	227,251
Total Health Care Equipment & Supplies				18,434,561
Health Care Providers & Services — 2.8%
Anthem Inc., Senior Notes	3.650%	12/1/27	4,000,000	4,198,266
Cigna Corp., Senior Notes	3.750%	7/15/23	475,000	487,488
Cigna Corp., Senior Notes	4.125%	11/15/25	280,000	295,191
Cigna Corp., Senior Notes	4.375%	10/15/28	700,000	759,566
Cigna Corp., Senior Notes	4.800%	8/15/38	1,680,000	1,874,760
Cigna Corp., Senior Notes	4.900%	12/15/48	6,560,000	7,468,417
CVS Health Corp., Senior Notes	4.300%	3/25/28	438,000	473,368
CVS Health Corp., Senior Notes	2.125%	9/15/31	590,000	545,599
CVS Health Corp., Senior Notes	5.125%	7/20/45	4,030,000	4,674,799
CVS Health Corp., Senior Notes	5.050%	3/25/48	4,380,000	5,122,108
CVS Health Corp., Senior Notes	4.250%	4/1/50	250,000	268,048
Humana Inc., Senior Notes	3.150%	12/1/22	170,000	171,632
Humana Inc., Senior Notes	3.950%	3/15/27	3,140,000	3,320,530
Humana Inc., Senior Notes	4.950%	10/1/44	2,470,000	2,876,814
Humana Inc., Senior Notes	4.800%	3/15/47	2,000,000	2,305,562
UnitedHealth Group Inc., Senior Notes	2.375%	10/15/22	70,000	70,550
UnitedHealth Group Inc., Senior Notes	3.500%	6/15/23	170,000	174,253
UnitedHealth Group Inc., Senior Notes	4.750%	7/15/45	1,140,000	1,353,803
UnitedHealth Group Inc., Senior Notes	4.250%	6/15/48	130,000	145,357
UnitedHealth Group Inc., Senior Notes	4.450%	12/15/48	1,020,000	1,176,042
UnitedHealth Group Inc., Senior Notes	3.700%	8/15/49	780,000	809,480
UnitedHealth Group Inc., Senior Notes	2.900%	5/15/50	6,900,000	6,331,359
UnitedHealth Group Inc., Senior Notes	3.875%	8/15/59	3,870,000	4,090,234
UnitedHealth Group Inc., Senior Notes	3.125%	5/15/60	90,000	81,528
Total Health Care Providers & Services				49,074,754
Pharmaceuticals — 2.2%
Bristol-Myers Squibb Co., Senior Notes	3.550%	8/15/22	1,540,000	1,557,558
Bristol-Myers Squibb Co., Senior Notes	3.875%	8/15/25	848,000	895,321
Bristol-Myers Squibb Co., Senior Notes	3.200%	6/15/26	2,000,000	2,084,414
Bristol-Myers Squibb Co., Senior Notes	3.400%	7/26/29	8,950,000	9,432,532
Bristol-Myers Squibb Co., Senior Notes	5.000%	8/15/45	1,737,000	2,130,381
Bristol-Myers Squibb Co., Senior Notes	4.250%	10/26/49	2,000,000	2,241,718
Johnson & Johnson, Senior Notes	0.550%	9/1/25	550,000	524,581

See Notes to Financial Statements.

Western Asset SMASh Series C Fund 2022 Annual Report	23

Schedule of investments (cont’d)

February 28, 2022

Western Asset SMASh Series C Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Pharmaceuticals — continued
Johnson & Johnson, Senior Notes	0.950%	9/1/27	$1,110,000	$1,048,962
Pfizer Inc., Senior Notes	1.700%	5/28/30	150,000	140,086
Pfizer Inc., Senior Notes	2.550%	5/28/40	2,270,000	2,079,286
Pfizer Inc., Senior Notes	2.700%	5/28/50	14,700,000	13,320,790
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	2.800%	7/21/23	1,430,000	1,402,401
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	3.150%	10/1/26	2,500,000	2,281,900
Total Pharmaceuticals				39,139,930
Total Health Care				156,721,354
Industrials — 5.9%
Aerospace & Defense — 4.0%
Boeing Co., Senior Notes	1.433%	2/4/24	4,430,000	4,360,150
Boeing Co., Senior Notes	2.500%	3/1/25	500,000	500,927
Boeing Co., Senior Notes	2.196%	2/4/26	2,150,000	2,098,951
Boeing Co., Senior Notes	3.100%	5/1/26	500,000	504,669
Boeing Co., Senior Notes	2.700%	2/1/27	570,000	563,113
Boeing Co., Senior Notes	2.800%	3/1/27	630,000	622,792
Boeing Co., Senior Notes	3.200%	3/1/29	1,960,000	1,939,768
Boeing Co., Senior Notes	5.150%	5/1/30	1,870,000	2,066,777
Boeing Co., Senior Notes	3.250%	2/1/35	3,150,000	2,952,975
Boeing Co., Senior Notes	5.705%	5/1/40	1,370,000	1,598,445
Boeing Co., Senior Notes	3.750%	2/1/50	860,000	800,732
Boeing Co., Senior Notes	5.805%	5/1/50	5,700,000	6,781,816
Boeing Co., Senior Notes	5.930%	5/1/60	12,200,000	14,518,370
General Dynamics Corp., Senior Notes	4.250%	4/1/40	80,000	89,498
General Dynamics Corp., Senior Notes	4.250%	4/1/50	7,150,000	8,228,376
L3Harris Technologies Inc., Senior Notes	5.054%	4/27/45	950,000	1,122,531
Lockheed Martin Corp., Senior Notes	3.100%	1/15/23	880,000	891,632
Lockheed Martin Corp., Senior Notes	4.500%	5/15/36	5,000,000	5,687,002
Northrop Grumman Corp., Senior Notes	2.930%	1/15/25	4,810,000	4,906,201
Northrop Grumman Corp., Senior Notes	5.250%	5/1/50	4,150,000	5,227,461
Raytheon Technologies Corp., Senior Notes	3.950%	8/16/25	1,360,000	1,433,926
Raytheon Technologies Corp., Senior Notes	4.125%	11/16/28	110,000	118,991
Raytheon Technologies Corp., Senior Notes	3.125%	7/1/50	3,350,000	3,072,061
Total Aerospace & Defense				70,087,164
Airlines — 0.1%
Delta Air Lines Inc., Senior Notes	2.900%	10/28/24	1,500,000	1,482,735

See Notes to Financial Statements.

24	Western Asset SMASh Series C Fund 2022 Annual Report

Western Asset SMASh Series C Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Airlines — continued
Delta Air Lines Inc./SkyMiles IP Ltd., Senior Secured Notes	4.500%	10/20/25	$150,000	$154,047	(a)
Delta Air Lines Inc./SkyMiles IP Ltd., Senior Secured Notes	4.750%	10/20/28	150,000	156,574	(a)
Total Airlines				1,793,356
Building Products — 0.1%
Carrier Global Corp., Senior Notes	2.722%	2/15/30	760,000	740,009
Carrier Global Corp., Senior Notes	2.700%	2/15/31	110,000	106,493
Carrier Global Corp., Senior Notes	3.577%	4/5/50	60,000	57,179
Total Building Products				903,681
Commercial Services & Supplies — 0.0%††
Republic Services Inc., Senior Notes	4.750%	5/15/23	164,000	168,855
Republic Services Inc., Senior Notes	2.500%	8/15/24	30,000	30,292
Total Commercial Services & Supplies				199,147
Electrical Equipment — 0.1%
Eaton Corp., Senior Notes	2.750%	11/2/22	2,270,000	2,292,758
Industrial Conglomerates — 0.3%
3M Co., Senior Notes	2.375%	8/26/29	500,000	489,244
3M Co., Senior Notes	3.050%	4/15/30	1,000,000	1,025,167
3M Co., Senior Notes	3.700%	4/15/50	4,400,000	4,527,280
Total Industrial Conglomerates				6,041,691
Machinery — 0.3%
Deere & Co., Senior Notes	3.750%	4/15/50	4,240,000	4,505,654
Otis Worldwide Corp., Senior Notes	2.056%	4/5/25	250,000	248,223
Total Machinery				4,753,877
Road & Rail — 0.5%
Norfolk Southern Corp., Senior Notes	3.850%	1/15/24	250,000	258,159
Union Pacific Corp., Senior Notes	3.750%	7/15/25	860,000	903,370
Union Pacific Corp., Senior Notes	2.150%	2/5/27	590,000	583,302
Union Pacific Corp., Senior Notes	2.891%	4/6/36	2,110,000	2,044,040
Union Pacific Corp., Senior Notes	3.839%	3/20/60	3,270,000	3,367,726
Union Pacific Corp., Senior Notes	3.750%	2/5/70	1,680,000	1,678,153
Total Road & Rail				8,834,750
Trading Companies & Distributors — 0.0%††
Air Lease Corp., Senior Notes	3.375%	7/1/25	550,000	556,663
Transportation Infrastructure — 0.5%
DP World Ltd., Senior Notes	5.625%	9/25/48	7,000,000	7,831,250	(a)
Total Industrials				103,294,337

See Notes to Financial Statements.

Western Asset SMASh Series C Fund 2022 Annual Report	25

Schedule of investments (cont’d)

February 28, 2022

Western Asset SMASh Series C Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Information Technology — 4.7%
IT Services — 2.0%
Mastercard Inc., Senior Notes	3.950%	2/26/48	$12,000,000	$13,177,024
Mastercard Inc., Senior Notes	3.850%	3/26/50	8,260,000	8,999,339
Visa Inc., Senior Notes	2.700%	4/15/40	11,000,000	10,366,221
Visa Inc., Senior Notes	4.300%	12/14/45	2,460,000	2,853,518
Total IT Services				35,396,102
Semiconductors & Semiconductor Equipment — 1.5%
Applied Materials Inc., Senior Notes	1.750%	6/1/30	2,190,000	2,051,492
Broadcom Inc., Senior Notes	4.150%	11/15/30	1,670,000	1,753,689
Broadcom Inc., Senior Notes	3.137%	11/15/35	1,180,000	1,094,065	(a)
Broadcom Inc., Senior Notes	3.187%	11/15/36	90,000	83,672	(a)
Intel Corp., Senior Notes	1.600%	8/12/28	1,660,000	1,574,361
Intel Corp., Senior Notes	4.750%	3/25/50	1,950,000	2,285,067
Intel Corp., Senior Notes	3.050%	8/12/51	820,000	746,421
NVIDIA Corp., Senior Notes	3.500%	4/1/50	6,220,000	6,420,910
NVIDIA Corp., Senior Notes	3.700%	4/1/60	2,150,000	2,251,493
Texas Instruments Inc., Senior Notes	1.750%	5/4/30	180,000	169,820
Texas Instruments Inc., Senior Notes	3.875%	3/15/39	3,000,000	3,272,750
TSMC Arizona Corp., Senior Notes	1.750%	10/25/26	700,000	678,646
TSMC Arizona Corp., Senior Notes	2.500%	10/25/31	2,880,000	2,742,841
Total Semiconductors & Semiconductor Equipment				25,125,227
Software — 0.7%
Microsoft Corp., Senior Notes	3.300%	2/6/27	410,000	438,210
Oracle Corp., Senior Notes	1.650%	3/25/26	5,890,000	5,645,956
Oracle Corp., Senior Notes	2.875%	3/25/31	6,400,000	6,113,024
Total Software				12,197,190
Technology Hardware, Storage & Peripherals — 0.5%
Apple Inc., Senior Notes	2.450%	8/4/26	1,700,000	1,727,162
Apple Inc., Senior Notes	2.650%	5/11/50	8,000,000	7,116,075
Total Technology Hardware, Storage & Peripherals				8,843,237
Total Information Technology				81,561,756
Materials — 2.7%
Chemicals — 0.1%
OCP SA, Senior Notes	4.500%	10/22/25	720,000	726,912	(a)
Metals & Mining — 1.7%
Anglo American Capital PLC, Senior Notes	3.625%	9/11/24	280,000	287,677	(a)
Anglo American Capital PLC, Senior Notes	4.000%	9/11/27	4,200,000	4,410,004	(a)
Barrick Gold Corp., Senior Notes	5.250%	4/1/42	7,000,000	8,214,139

See Notes to Financial Statements.

26	Western Asset SMASh Series C Fund 2022 Annual Report

Western Asset SMASh Series C Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Metals & Mining — continued
Barrick North America Finance LLC, Senior Notes	5.700%	5/30/41	$1,000,000	$1,246,773
Barrick North America Finance LLC, Senior Notes	5.750%	5/1/43	1,000,000	1,247,524
Glencore Funding LLC, Senior Notes	4.125%	3/12/24	490,000	506,891	(a)
Southern Copper Corp., Senior Notes	5.250%	11/8/42	9,380,000	10,935,016
Vale Overseas Ltd., Senior Notes	6.875%	11/21/36	2,639,000	3,249,942
Total Metals & Mining				30,097,966
Paper & Forest Products — 0.9%
Celulosa Arauco y Constitucion SA, Senior Notes	5.500%	4/30/49	7,500,000	7,774,425	(a)
Suzano Austria GmbH, Senior Notes	6.000%	1/15/29	6,880,000	7,545,124
Total Paper & Forest Products				15,319,549
Total Materials				46,144,427
Real Estate — 0.1%
Equity Real Estate Investment Trusts (REITs) — 0.1%
WEA Finance LLC/Westfield UK & Europe Finance PLC, Senior Notes	3.750%	9/17/24	1,910,000	1,957,552	(a)
WEA Finance LLC/Westfield UK & Europe Finance PLC, Senior Notes	4.750%	9/17/44	400,000	395,837	(a)
Total Real Estate				2,353,389
Utilities — 5.5%
Electric Utilities — 5.5%
Duke Energy Indiana LLC, Senior Notes	3.250%	10/1/49	700,000	646,203
FirstEnergy Corp., Senior Notes	4.400%	7/15/27	9,960,000	10,331,956
FirstEnergy Corp., Senior Notes	7.375%	11/15/31	18,093,000	22,680,299
FirstEnergy Corp., Senior Notes	5.350%	7/15/47	13,220,000	13,990,462
MidAmerican Energy Co.	3.950%	8/1/47	4,231,000	4,516,551
Pacific Gas and Electric Co., First Mortgage Bonds	1.750%	6/16/22	1,220,000	1,219,041
Pacific Gas and Electric Co., First Mortgage Bonds	2.100%	8/1/27	1,610,000	1,496,809
Pacific Gas and Electric Co., Secured Bonds	3.500%	8/1/50	580,000	481,079
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara, Senior Notes	5.450%	5/21/28	17,710,000	19,295,222	(a)
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara, Senior Notes	6.150%	5/21/48	19,750,000	21,777,041	(a)
Total Utilities				96,434,663
Total Corporate Bonds & Notes (Cost — $1,266,543,358)				1,244,756,510

See Notes to Financial Statements.

Western Asset SMASh Series C Fund 2022 Annual Report	27

Schedule of investments (cont’d)

February 28, 2022

Western Asset SMASh Series C Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Sovereign Bonds — 12.9%
Brazil — 0.2%
Brazilian Government International Bond, Senior Notes	5.000%	1/27/45	$3,610,000	$3,215,210
Colombia — 1.9%
Colombia Government International Bond, Senior Notes	5.625%	2/26/44	12,540,000	11,335,157
Colombia Government International Bond, Senior Notes	5.200%	5/15/49	25,000,000	21,213,250
Total Colombia				32,548,407
Indonesia — 2.8%
Indonesia Government International Bond, Senior Notes	3.375%	4/15/23	2,260,000	2,304,070	(e)
Indonesia Government International Bond, Senior Notes	3.375%	4/15/23	2,300,000	2,344,850	(a)
Indonesia Government International Bond, Senior Notes	4.125%	1/15/25	2,000,000	2,098,389	(a)
Indonesia Government International Bond, Senior Notes	4.350%	1/11/48	41,000,000	41,969,855
Total Indonesia				48,717,164
Israel — 0.6%
Israel Government International Bond, Senior Notes	2.750%	7/3/30	6,750,000	6,871,365
State of Israel, Senior Notes	3.375%	1/15/50	4,000,000	3,921,120
Total Israel				10,792,485
Kazakhstan — 0.3%
Kazakhstan Government International Bond, Senior Notes	4.875%	10/14/44	4,290,000	4,329,253	(a)
Mexico — 3.0%
Mexico Government International Bond, Senior Notes	4.750%	3/8/44	53,270,000	52,895,245
Panama — 0.6%
Panama Government International Bond, Senior Notes	4.500%	5/15/47	7,500,000	7,403,550
Panama Government International Bond, Senior Notes	4.500%	4/1/56	3,900,000	3,781,947
Total Panama				11,185,497

See Notes to Financial Statements.

28	Western Asset SMASh Series C Fund 2022 Annual Report

Western Asset SMASh Series C Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Peru — 0.6%
Peruvian Government International Bond, Senior Notes	6.550%	3/14/37	$520,000	$661,729
Peruvian Government International Bond, Senior Notes	5.625%	11/18/50	7,040,000	8,813,587
Total Peru				9,475,316
Qatar — 2.0%
Qatar Government International Bond, Senior Notes	4.817%	3/14/49	28,700,000	34,926,178	(a)
Russia — 0.1%
Russian Foreign Bond — Eurobond, Senior Notes	5.625%	4/4/42	4,200,000	1,617,773	(e)
United Arab Emirates — 0.5%
Abu Dhabi Government International Bond, Senior Notes	4.125%	10/11/47	8,000,000	8,918,272	(a)
Uruguay — 0.3%
Uruguay Government International Bond, Senior Notes	4.375%	1/23/31	3,000,000	3,305,280
Uruguay Government International Bond, Senior Notes	5.100%	6/18/50	2,000,000	2,394,550
Total Uruguay				5,699,830
Total Sovereign Bonds (Cost — $224,648,842)				224,320,630
Asset-Backed Securities — 4.4%
Ballyrock CLO Ltd., 2018-1A A1 (3 mo. USD LIBOR +1.000%)	1.254%	4/20/31	2,530,000	2,529,234	(a)(b)
Benefit Street Partners CLO IV Ltd., 2014-IVA ARRR (3 mo. USD LIBOR +1.180%)	1.434%	1/20/32	1,000,000	1,000,494	(a)(b)(f)
BlueMountain CLO XXVIII Ltd., 2021-28A A (3 mo. USD LIBOR +1.260%)	1.501%	4/15/34	9,440,000	9,469,925	(a)(b)
BlueMountain CLO Ltd., 2015-3A A1R (3 mo. USD LIBOR +1.000%)	1.254%	4/20/31	3,000,000	3,003,232	(a)(b)
Carlyle Global Market Strategies CLO Ltd., 2013-4A CRR (3 mo. USD LIBOR +1.750%)	1.991%	1/15/31	500,000	489,212	(a)(b)
Carlyle Global Market Strategies CLO Ltd., 2014-3RA A1A (3 mo. USD LIBOR +1.050%)	1.318%	7/27/31	1,983,665	1,982,699	(a)(b)
Catskill Park CLO Ltd., 2017-1A A2 (3 mo. USD LIBOR +1.700%)	1.954%	4/20/29	3,000,000	2,998,127	(a)(b)
Cerberus Loan Funding XXVIII LP, 2020-1A A (3 mo. USD LIBOR +1.850%)	1.974%	10/15/31	1,160,000	1,160,157	(a)(b)
CIFC Funding Ltd., 2017-1A AR (3 mo. USD LIBOR +1.010%)	1.265%	4/23/29	2,896,900	2,895,351	(a)(b)

See Notes to Financial Statements.

Western Asset SMASh Series C Fund 2022 Annual Report	29

Schedule of investments (cont’d)

February 28, 2022

Western Asset SMASh Series C Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Asset-Backed Securities — continued
Dryden 75 CLO Ltd., 2019-75A AR2 (3 mo. USD LIBOR +1.040%)	1.281%	4/15/34	$2,390,000	$2,369,088	(a)(b)
Dryden 87 CLO Ltd., 2021-87A A1 (3 mo. USD LIBOR +1.100%)	1.580%	5/20/34	5,740,000	5,707,992	(a)(b)
GoldenTree Loan Opportunities IX Ltd., 2014-9A AR2 (3 mo. USD LIBOR +1.110%)	1.409%	10/29/29	1,217,026	1,217,385	(a)(b)
Greenwood Park CLO Ltd., 2018-1A A2 (3 mo. USD LIBOR +1.010%)	1.251%	4/15/31	4,000,000	3,998,813	(a)(b)
HalseyPoint CLO I Ltd., 2019-1A A1A1 (3 mo. USD LIBOR +1.350%)	1.604%	1/20/33	660,000	659,471	(a)(b)
HalseyPoint CLO 3 Ltd., 2020-3A A1A (3 mo. USD LIBOR +1.450%)	1.749%	11/30/32	700,000	700,783	(a)(b)
Hildene Community Funding CDO Ltd., 2015-1A ARR	2.600%	11/1/35	1,500,000	1,500,000	(a)
KKR CLO 32 Ltd., 32A A1 (3 mo. USD LIBOR + 1.320%)	1.561%	1/15/32	870,000	870,387	(a)(b)
MKS CLO Ltd., 2017-2A A (3 mo. USD LIBOR + 1.190%)	1.444%	1/20/31	2,250,000	2,238,831	(a)(b)
Myers Park CLO Ltd., 2018-1A B1 (3 mo. USD LIBOR +1.600%)	1.854%	10/20/30	2,680,000	2,684,142	(a)(b)
Octagon Investment Partners XXI Ltd., 2014-1A AAR3 (3 mo. USD LIBOR +1.000%)	1.395%	2/14/31	10,940,000	10,911,756	(a)(b)
Owl Rock CLO III Ltd., 2020-3A A1L (3 mo. USD LIBOR +1.800%)	2.054%	4/20/32	2,790,000	2,792,093	(a)(b)
Point Au Roche Park CLO Ltd., 2021-1A A (3 mo. USD LIBOR +1.080%)	1.334%	7/20/34	4,680,000	4,685,843	(a)(b)
Tryon Park CLO Ltd., 2013-1A A1SR (3 mo. USD LIBOR +0.890%)	1.131%	4/15/29	1,253,063	1,253,187	(a)(b)
Voya CLO Ltd., 2017-3A A1R (3 mo. USD LIBOR +1.040%)	1.294%	4/20/34	1,530,000	1,529,116	(a)(b)
Voya CLO Ltd., 2018-3A A1A (3 mo. USD LIBOR +1.150%)	1.391%	10/15/31	2,300,000	2,296,578	(a)(b)
Whitebox CLO I Ltd., 2019-1A ANAR (3 mo. USD LIBOR +1.130%)	1.389%	7/24/32	2,610,000	2,617,722	(a)(b)
Whitebox CLO II Ltd., 2020-2A A1R (3 mo. USD LIBOR +1.220%)	1.479%	10/24/34	2,490,000	2,493,112	(a)(b)
ZAIS CLO 13 Ltd., 2019-13A A1A (3 mo. USD LIBOR +1.490%)	1.731%	7/15/32	510,000	511,179	(a)(b)
Total Asset-Backed Securities (Cost — $76,496,735)				76,565,909

See Notes to Financial Statements.

30	Western Asset SMASh Series C Fund 2022 Annual Report

Western Asset SMASh Series C Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
U.S. Government & Agency Obligations — 3.7%
U.S. Government Obligations — 3.7%
U.S. Treasury Bonds	2.250%	5/15/41	$240,000	$239,316
U.S. Treasury Bonds	3.000%	2/15/48	1,070,000	1,231,294	(g)
U.S. Treasury Bonds	1.625%	11/15/50	680,000	596,009
U.S. Treasury Bonds	1.875%	2/15/51	62,030,000	57,765,438
U.S. Treasury Bonds	2.375%	5/15/51	130,000	135,591
U.S. Treasury Bonds	2.000%	8/15/51	500,000	479,766
U.S. Treasury Notes	0.250%	11/15/23	115,000	112,785
U.S. Treasury Notes	0.250%	6/30/25	360,000	343,224
U.S. Treasury Notes	0.250%	9/30/25	310,000	294,306
U.S. Treasury Notes	0.375%	11/30/25	920,000	875,150
U.S. Treasury Notes	0.375%	1/31/26	40,000	37,950
U.S. Treasury Notes	1.250%	11/30/26	120,000	117,316
U.S. Treasury Notes	1.250%	12/31/26	200,000	195,414
U.S. Treasury Notes	1.250%	4/30/28	410,000	396,803
U.S. Treasury Notes	1.250%	5/31/28	40,000	38,683
U.S. Treasury Notes	1.250%	6/30/28	270,000	260,845
U.S. Treasury Notes	1.125%	8/31/28	200,000	191,445
U.S. Treasury Notes	1.250%	8/15/31	160,000	151,963
U.S. Treasury Notes	1.375%	11/15/31	60,000	57,530
Total U.S. Government & Agency Obligations (Cost — $62,714,487)				63,520,828
Total Investments before Short-Term Investments (Cost — $1,630,403,422)				1,609,163,877
Short-Term Investments — 4.0%
U.S. Treasury Bills — 1.4%
U.S. Treasury Bills (Cost — $24,994,535)	0.309%	5/26/22	25,000,000	24,981,635	(h)
U.S. Government Agencies — 0.6%
Federal Home Loan Bank (FHLB), Discount Notes (Cost — $9,997,372)	0.178%	4/13/22	10,000,000	9,997,852	(h)

			Shares
Overnight Deposits — 2.0%
BNY Mellon Cash Reserve Fund (Cost — $35,525,288)	0.000%		35,525,288	35,525,288
Total Short-Term Investments (Cost — $70,517,195)				70,504,775
Total Investments — 96.5% (Cost — $1,700,920,617)				1,679,668,652
Other Assets in Excess of Liabilities — 3.5%				60,494,478
Total Net Assets — 100.0%				$1,740,163,130

See Notes to Financial Statements.

Western Asset SMASh Series C Fund 2022 Annual Report	31

Schedule of investments (cont’d)

February 28, 2022

Western Asset SMASh Series C Fund

††	Represents less than 0.1%.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(b)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(c)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (Note 1).

(d)	Security is valued using significant unobservable inputs (Note 1).

(e)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(f)

In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer, or a company which is under common ownership or control with the Fund. At February 28, 2022, the total market value of investments in Affiliated Companies was $1,000,494 and the cost was $1,000,000 (Note 6).

(g)	All or a portion of this security is held at the broker as collateral for open swap contracts.

(h)	Rate shown represents yield-to-maturity.

Abbreviation(s) used in this schedule:

CDO	— Collateralized Debt Obligation

CLO	— Collateralized Loan Obligation

ICE	— Intercontinental Exchange

JSC	— Joint Stock Company

LIBOR	— London Interbank Offered Rate

SOFR	— Secured Overnight Financing Rate

USD	— United States Dollar

At February 28, 2022, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Sell:
U.S. Treasury 2-Year Notes	186	6/22	$39,917,667	$40,032,141	$(114,474)
U.S. Treasury 5-Year Notes	218	6/22	25,692,979	25,785,313	(92,334)
U.S. Treasury 10-Year Notes	1,916	6/22	242,380,444	244,170,250	(1,789,806)
U.S. Treasury Long-Term Bonds	4,270	6/22	661,677,255	669,055,625	(7,378,370)
U.S. Treasury Ultra Long- Term Bonds	1,318	6/22	246,357,252	245,065,625	1,291,627
Net unrealized depreciation on open futures contracts					$(8,083,357)

See Notes to Financial Statements.

32	Western Asset SMASh Series C Fund 2022 Annual Report

Western Asset SMASh Series C Fund

At February 28, 2022, the Fund had the following open swap contracts:

		CENTRALLY CLEARED INTEREST RATE SWAPS

	Notional Amount	Termination Date	Payments Made by the Fund†	Payments Received by the Fund†	Upfront Premiums Paid (Received)	Unrealized Appreciation
	$63,865,000	11/30/24	0.250% semi-annually	3-Month LIBOR quarterly	$19,100	$2,530,770

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES — SELL PROTECTION[1]
Reference Entity	Notional Amount[2]	Termination Date	Periodic Payments Received by the Fund†	Market Value[3]	Upfront Premiums Paid (Received)	Unrealized Depreciation
Markit CDX.NA.IG.37 Index	$1,609,596,000	12/20/26	1.000% quarterly	$23,607,945	$35,777,801	$(12,169,856)

[1]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected loss (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†	Percentage shown is an annual percentage rate.

Abbreviation(s) used in this table:

LIBOR	— London Interbank Offered Rate

See Notes to Financial Statements.

Western Asset SMASh Series C Fund 2022 Annual Report	33

Statement of assets and liabilities

February 28, 2022

Assets:
Investments in unaffiliated securities, at value (Cost — $1,699,920,617)	$1,678,668,158
Investments in affiliated securities, at value (Cost — $1,000,000)	1,000,494
Deposits with brokers for centrally cleared swap contracts	39,328,307
Deposits with brokers for open futures contracts	26,994,399
Interest receivable from unaffiliated investments	16,996,678
Receivable for Fund shares sold	2,791,296
Receivable from investment manager	19,512
Interest receivable from affiliated investments	1,593
Prepaid expenses	13,109
Total Assets	1,765,813,546

Liabilities:
Payable to broker — net variation margin on open futures contracts	19,332,396
Payable for Fund shares repurchased	4,323,949
Payable to broker — net variation margin on centrally cleared swap contracts	1,783,014
Due to custodian	130,388
Trustees’ fees payable	3,886
Accrued expenses	76,783
Total Liabilities	25,650,416
Total Net Assets	$1,740,163,130

Net Assets:
Par value (Note 5)	$1,913
Paid-in capital in excess of par value	1,782,068,679
Total distributable earnings (loss)	(41,907,462)
Total Net Assets	$1,740,163,130

Shares Outstanding	191,287,253

Net Asset Value	$9.10

See Notes to Financial Statements.

34	Western Asset SMASh Series C Fund 2022 Annual Report

Statement of operations

For the Year Ended February 28, 2022

Investment Income:
Interest from unaffiliated investments	$56,763,537
Interest from affiliated investments	13,868
Less: Foreign taxes withheld	(63,715)
Total Investment Income	56,713,690

Expenses:
Fund accounting fees	85,366
Registration fees	81,131
Legal fees	54,097
Transfer agent fees	39,846
Audit and tax fees	38,194
Trustees’ fees	31,582
Shareholder reports	17,321
Commitment fees (Note 7)	14,370
Insurance	10,788
Custody fees	8,088
Commodity pool reports	7,333
Miscellaneous expenses	7,699
Total Expenses	395,815
Less: Fee waivers and/or expense reimbursements (Note 2)	(395,815)
Net Expenses	—
Net Investment Income	56,713,690

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Swap Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions in unaffiliated securities	1,398,946
Futures contracts	26,749,673
Swap contracts	30,575,758
Foreign currency transactions	(110)
Net Realized Gain	58,724,267
Change in Net Unrealized Appreciation (Depreciation) From:
Investments in unaffiliated securities	(120,017,148)
Investments in affiliated securities	(2,006)
Futures contracts	(19,928,486)
Swap contracts	(20,600,801)
Change in Net Unrealized Appreciation (Depreciation)	(160,548,441)
Net Loss on Investments, Futures Contracts, Swap Contracts and Foreign Currency Transactions	(101,824,174)
Decrease in Net Assets From Operations	$(45,110,484)

See Notes to Financial Statements.

Western Asset SMASh Series C Fund 2022 Annual Report	35

Statements of changes in net assets

For the Years Ended February 28,	2022	2021

Operations:
Net investment income	$56,713,690	$52,465,893
Net realized gain	58,724,267	62,069,372
Change in net unrealized appreciation (depreciation)	(160,548,441)	23,002,346
Increase (Decrease) in Net Assets From Operations	(45,110,484)	137,537,611

Distributions to Shareholders From (Note 1):
Total distributable earnings	(69,553,878)	(68,493,343)
Decrease in Net Assets From Distributions to Shareholders	(69,553,878)	(68,493,343)

Fund Share Transactions (Note 5):
Net proceeds from sale of shares	488,309,943	1,262,722,414
Cost of shares repurchased	(545,295,310)	(663,481,766)
Increase (Decrease) in Net Assets From Fund Share Transactions	(56,985,367)	599,240,648
Increase (Decrease) in Net Assets	(171,649,729)	668,284,916

Net Assets:
Beginning of year	1,911,812,859	1,243,527,943
End of year	$1,740,163,130	$1,911,812,859

See Notes to Financial Statements.

36	Western Asset SMASh Series C Fund 2022 Annual Report

Financial highlights

For a share of beneficial interest outstanding throughout each year ended February 28, unless otherwise noted:

	2022[1]	2021[1]	2020[1,2]	2019[1]	2018[1]

Net asset value, beginning of year	$9.68	$9.66	$9.30	$9.74	$9.71

Income (loss) from operations:
Net investment income	0.29	0.26	0.37	0.39	0.34
Net realized and unrealized gain (loss)	(0.51)	0.11	0.40	(0.22)	0.08
Total income (loss) from operations	(0.22)	0.37	0.77	0.17	0.42

Less distributions from:
Net investment income	(0.36)	(0.35)	(0.41)	(0.43)	(0.35)
Net realized gains	—	—	—	(0.18)	(0.04)
Total distributions	(0.36)	(0.35)	(0.41)	(0.61)	(0.39)

Net asset value, end of year	$9.10	$9.68	$9.66	$9.30	$9.74
Total return[3]	(2.43)%	3.98%	8.36%	1.92%	4.29%

Net assets, end of year (millions)	$1,740	$1,912	$1,244	$940	$864

Ratios to average net assets:
Gross expenses[4]	0.02%	0.03%	0.03%	0.04%	0.04%
Net expenses[5,6]	0.00	0.00	0.00	0.00	0.00
Net investment income	3.04	2.80	3.81	4.13	3.49

Portfolio turnover rate	12%	13%	15%	23%	21%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the year ended February 29.

[3]

Performance figures do not reflect the effect of fees and expenses associated with a separately managed account, nor a management fee or other operating expenses of the Fund. Such management fees are paid directly or indirectly by the separately managed account sponsor to the Fund’s manager or subadvisers. All operating expenses of the Fund were reimbursed by the manager, pursuant to an expense reimbursement arrangement between the Fund and the manager. If such fees were included, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Gross expenses do not include management fees paid to the manager and subadvisers. Management fees are paid directly or indirectly by the separately managed account sponsor.

[5]

The Fund’s manager has entered into an expense reimbursement arrangement with the Fund, pursuant to which the Fund’s manager has agreed to reimburse 100% of the Fund’s ordinary operating expenses. The expense reimbursement arrangement does not cover interest, brokerage, taxes and extraordinary expenses. This arrangement cannot be terminated prior to December 31, 2023 without the Board of Trustees’ consent.

[6]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Western Asset SMASh Series C Fund 2022 Annual Report	37

Notes to financial statements

1. Organization and significant accounting policies

Western Asset SMASh Series C Fund (the “Fund”) is a separate non-diversified investment series of Legg Mason Partners Institutional Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Shares of the Fund may be purchased only by or on behalf of separately managed account clients where an affiliate of Legg Mason Partners Fund Advisor, LLC (“LMPFA”) has an agreement to serve as investment adviser or subadviser (each affiliate, a “Managed Account Adviser”) to the account with the managed account program sponsor (the “Program Sponsor”) (typically, a registered investment adviser or broker/dealer) or directly with the client. Shareholders of the Fund pay fees to their separately managed account sponsor, some of which are paid to affiliates of LMPFA. LMPFA and the subadvisers do not charge investment management fees to the Fund.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

38	Western Asset SMASh Series C Fund 2022 Annual Report

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Global Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Western Asset SMASh Series C Fund 2022 Annual Report	39

Notes to financial statements (cont’d)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-Term Investments†:
Corporate Bonds & Notes:
Financials	—	$320,513,474	$7,666,528	$328,180,002
Other Corporate Bonds & Notes	—	916,576,508	—	916,576,508
Sovereign Bonds	—	224,320,630	—	224,320,630
Asset-Backed Securities	—	76,565,909	—	76,565,909
U.S. Government & Agency Obligations	—	63,520,828	—	63,520,828
Total Long-Term Investments	—	1,601,497,349	7,666,528	1,609,163,877
Short-Term Investments†:
U.S. Treasury Bills	—	24,981,635	—	24,981,635
U.S. Government Agencies	—	9,997,852	—	9,997,852
Overnight Deposits	—	35,525,288	—	35,525,288
Total Short-Term Investments	—	70,504,775	—	70,504,775
Total Investments	—	$1,672,002,124	$7,666,528	$1,679,668,652
Other Financial Instruments:
Futures Contracts††	$1,291,627	—	—	$1,291,627
Centrally Cleared Interest
Rate Swaps††	—	$2,530,770	—	2,530,770
Total Other Financial Instruments	$1,291,627	$2,530,770	—	$3,822,397
Total	$1,291,627	$1,674,532,894	$7,666,528	$1,683,491,049

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments:
Futures Contracts††	$9,374,984	—	—	$9,374,984
Centrally Cleared Credit Default Swaps on Credit Indices — Sell Protection††	—	$12,169,856	—	12,169,856
Total	$9,374,984	$12,169,856	—	$21,544,840

†	See Schedule of Investments for additional detailed categorizations.

††	Reflects the unrealized appreciation (depreciation) of the instruments.

(b) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

40	Western Asset SMASh Series C Fund 2022 Annual Report

Upon entering into a futures contract, the Fund is required to deposit cash or securities with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized appreciation or depreciation in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(c) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract (“OTC Swaps”) or centrally cleared (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

In a Centrally Cleared Swap, immediately following execution of the swap, the swap agreement is submitted to a clearinghouse or central counterparty (the “CCP”) and the CCP becomes the ultimate counterparty of the swap agreement. The Fund is required to interface with the CCP through a broker, acting in an agency capacity. All payments are settled with the CCP through the broker. Upon entering into a Centrally Cleared Swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a net receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC Swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

Western Asset SMASh Series C Fund 2022 Annual Report	41

Notes to financial statements (cont’d)

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of February 28, 2022, the total notional value of all credit default swaps to sell protection was $1,609,596,000. This amount would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Fund bought protection for the same referenced security/entity.

For average notional amounts of swaps held during the year ended February 28, 2022, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a CDS agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of CDS agreements on corporate or sovereign issues are disclosed in the Schedule of Investments and serve as an indicator of the current status of the payment/ performance risk and represent the likelihood or risk of default for credit derivatives. For CDS agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/ performance risk.

42	Western Asset SMASh Series C Fund 2022 Annual Report

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. CDS are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest rate swaps

The Fund enters into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, receive a fixed rate and pay a floating rate, or pay and receive a floating rate, on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized appreciation or depreciation in the Statement of Operations. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

(d) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the

Western Asset SMASh Series C Fund 2022 Annual Report	43

Notes to financial statements (cont’d)

difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(e) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(f) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(g) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i)

44	Western Asset SMASh Series C Fund 2022 Annual Report

periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter (“OTC”) derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or net asset value per share over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for OTC traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

As of February 28, 2022, the Fund did not have any open OTC derivative transactions with credit related contingent features in a net liability position.

(h) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on

Western Asset SMASh Series C Fund 2022 Annual Report	45

Notes to financial statements (cont’d)

the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(i) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(j) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(k) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of February 28, 2022, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(l) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the Fund had no reclassifications.

2. Investment management agreement and other transactions with affiliates

LMPFA is the Fund’s investment manager. Western Asset Management Company, LLC (“Western Asset”) and Western Asset Management Company Limited in London (“Western Asset London”) are the Fund’s subadvisers. LMPFA, Western Asset and Western Asset London are indirect, wholly-owned subsidiaries of Franklin Resources, Inc. (“Franklin Resources”).

LMPFA and the subadvisers do not charge investment management fees to the Fund. However, the Fund is an integral part of the separately managed account program, and

46	Western Asset SMASh Series C Fund 2022 Annual Report

LMPFA and the subadvisers will be compensated directly or indirectly by separately managed account program sponsors. LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadvisers the day-to-day portfolio management of the Fund.

LMPFA has entered into an expense reimbursement arrangement with the Fund, pursuant to which LMPFA has agreed to reimburse 100% of the Fund’s ordinary operating expenses. The expense reimbursement arrangement does not cover interest, brokerage, taxes and extraordinary expenses. This expense reimbursement arrangement cannot be terminated prior to December 31, 2023 without the Board of Trustees’ consent.

During the year ended February 28, 2022, fees waived and/or expenses reimbursed amounted to $395,815.

Franklin Distributors, LLC (known as Legg Mason Investor Services, LLC prior to July 7, 2021) (“Franklin Distributors”) serves as the Fund’s sole and exclusive distributor. Franklin Distributors is an indirect, wholly-owned broker-dealer subsidiary of Franklin Resources.

All officers and one Trustee of the Trust are employees of Franklin Resources or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended February 28, 2022, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$175,952,709	$113,244,075
Sales	134,395,888	68,791,135

At February 28, 2022, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost/Premiums Paid (Received)	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
Securities	$1,710,888,164	$32,843,203	$(64,062,715)	$(31,219,512)
Futures contracts	—	1,291,627	(9,374,984)	(8,083,357)
Swap contracts	35,796,901	2,530,770	(12,169,856)	(9,639,086)

Western Asset SMASh Series C Fund 2022 Annual Report	47

Notes to financial statements (cont’d)

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at February 28, 2022.

ASSET DERIVATIVES[1]
Interest Rate Risk
Futures contracts[2]	$1,291,627
Centrally cleared swap contracts[3]	2,530,770
Total	$3,822,397

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Credit Risk	Total
Futures contracts[2]	$9,374,984	—	$9,374,984
Centrally cleared swap contracts[3]	—	$12,169,856	$12,169,856
Total	$9,374,984	$12,169,856	$21,544,840

[1]	Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation and for liability derivatives is payables/net unrealized depreciation.

[2]

Includes cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only net variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

[3]

Includes cumulative unrealized appreciation (depreciation) of centrally cleared swap contracts as reported in the Schedule of Investments. Only net variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended February 28, 2022. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Credit Risk	Total
Futures contracts	$26,749,673	—	$26,749,673
Swap contracts	(265,255)	$30,841,013	30,575,758
Total	$26,484,418	$30,841,013	$57,325,431

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Credit Risk	Total
Futures contracts	$(19,928,486)	—	$(19,928,486)
Swap contracts	1,705,834	$(22,306,635)	(20,600,801)
Total	$(18,222,652)	$(22,306,635)	$(40,529,287)

48	Western Asset SMASh Series C Fund 2022 Annual Report

During the year ended February 28, 2022, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to sell)	$1,168,495,349

Average Notional Balance
Interest rate swap contracts	$63,865,000
Credit default swap contracts (sell protection)	1,638,963,692

5. Shares of beneficial interest

At February 28, 2022, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. Each share represents an identical interest and has the same rights.

Transactions in shares of the Fund were as follows:

	Year Ended February 28, 2022	Year Ended February 28, 2021
Shares sold	50,639,731	138,174,878
Shares repurchased	(56,761,977)	(69,484,973)
Net increase (decrease)	(6,122,246)	68,689,905

6. Transactions with affiliated company

As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Fund. The Fund invested in securities issued by Benefit Street Partners, a wholly-owned subsidiary of Franklin Resources. The following company was considered an affiliated company for all or some portion of the year ended February 28, 2022. The following transactions were effected in such company for the year ended February 28, 2022.

	Affiliate Value at February 28, 2021	Purchased		Sold
		Cost	Shares/ Face amount	Cost	Shares/ Face amount
Benefit Street Partners CLO IV Ltd., 2014-IVA ARRR	$1,002,500	—	—	—	—

(cont’d)	Realized Gain (Loss)	Interest Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at February 28, 2022
Benefit Street Partners CLO IV Ltd., 2014-IVA ARRR	—	$13,868	$(2,006)	$1,000,494

Western Asset SMASh Series C Fund 2022 Annual Report	49

Notes to financial statements (cont’d)

7. Redemption facility

The Fund and certain other participating funds within the Trust, together with other U.S. registered and foreign investment funds (collectively, the “Borrowers”) managed by LMPFA or Franklin Resources, are borrowers in a joint syndicated senior unsecured credit facility totaling $2.675 billion (the “Global Credit Facility”). The Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Unless renewed, the Global Credit Facility will terminate on February 3, 2023.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in the Statement of Operations. The Fund did not utilize the Global Credit Facility during the year ended February 28, 2022.

8. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended February 28, was as follows:

	2022	2021
Distributions paid from:
Ordinary income	$69,553,878	$68,493,343

As of February 28, 2022, the components of distributable earnings (loss) on a tax basis were as follows:

Undistributed ordinary income — net	$4,018,493
Deferred capital losses*	(3,912,356)
Other book/tax temporary differences(a)	6,928,356
Unrealized appreciation (depreciation)(b)	(48,941,955)
Total distributable earnings (loss) — net	$(41,907,462)

*

These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains.

(a)

Other book/tax temporary differences are attributable to the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains (losses) on certain futures contracts and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premiums on fixed income securities.

9. Recent accounting pronouncement

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. In January 2021, the FASB issued ASU No. 2021-01, with further amendments to Topic 848. The amendments in the

50	Western Asset SMASh Series C Fund 2022 Annual Report

ASUs provide optional temporary accounting recognition and financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR and other interbank-offered based reference rates as of the end of 2021 and 2023. The ASUs are effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management has reviewed the requirements and believes the adoption of these ASUs will not have a material impact on the financial statements.

10. Other matters

The outbreak of the respiratory illness COVID-19 (commonly referred to as “coronavirus”) has continued to rapidly spread around the world, causing considerable uncertainty for the global economy and financial markets. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The COVID-19 pandemic could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Fund by its service providers.

*  *  *

The Fund’s investments, payment obligations, and financing terms may be based on floating rates, such as the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. On March 5, 2021, the ICE Benchmark Administration, the administrator of LIBOR, stated that it will cease the publication of the overnight and one-, three-, six- and twelve-month USD LIBOR settings immediately following the LIBOR publication on Friday, June 30, 2023. All other LIBOR settings, including the one-week and two-month USD LIBOR settings, have ceased publication as of January 1, 2022. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Fund’s transactions and the financial markets generally. As such, the potential effect of a transition away from LIBOR on the Fund or the Fund’s investments cannot yet be determined.

*  *  *

Russia’s military invasion of Ukraine in February 2022, the resulting responses by the United States and other countries, and the potential for wider conflict could increase volatility and uncertainty in the financial markets and adversely affect regional and global economies. The United States and other countries have imposed broad-ranging economic sanctions on Russia and certain Russian individuals, banking entities and corporations as a response to its invasion of Ukraine. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. These sanctions, as well as any other economic consequences related to the invasion, such as additional sanctions, boycotts or changes in consumer or purchaser preferences or cyberattacks on governments, companies or individuals, may further decrease the value and liquidity of certain Russian securities and securities of issuers in other countries that are subject to economic sanctions related to the invasion. To the extent that the Fund has exposure to Russian investments or investments in

Western Asset SMASh Series C Fund 2022 Annual Report	51

Notes to financial statements (cont’d)

countries affected by the invasion, the Fund’s ability to price, buy, sell, receive or deliver such investments may be impaired. The Fund could determine at any time that certain of the most affected securities have zero value. In addition, any exposure that the Fund may have to counterparties in Russia or in countries affected by the invasion could negatively impact the Fund’s portfolio. The extent and duration of Russia’s military actions and the repercussions of such actions (including any retaliatory actions or countermeasures that may be taken by those subject to sanctions) are impossible to predict, but could result in significant market disruptions, including in the oil and natural gas markets, and may negatively affect global supply chains, inflation and global growth. These and any related events could significantly impact the Fund’s performance and the value of an investment in the Fund, even beyond any direct exposure the Fund may have to Russian issuers or issuers in other countries affected by the invasion.

52	Western Asset SMASh Series C Fund 2022 Annual Report

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Partners Institutional Trust and Shareholders of Western Asset SMASh Series C Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Western Asset SMASh Series C Fund (one of the funds constituting Legg Mason Partners Institutional Trust, referred to hereafter as the “Fund”) as of February 28, 2022, the related statement of operations for the year ended February 28, 2022, the statement of changes in net assets for each of the two years in the period ended February 28, 2022, including the related notes, and the financial highlights for each of the five years in the period ended February 28, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2022 and the financial highlights for each of the five years in the period ended February 28, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2022 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, Maryland

April 18, 2022

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

Western Asset SMASh Series C Fund 2022 Annual Report	53

Statement regarding liquidity risk management program

(unaudited)

Each Fund has adopted and implemented a written Liquidity Risk Management Program (the “LRMP”) as required by Rule 22e-4 under the Investment Company Act of 1940 (the “Liquidity Rule”). The LRMP is designed to assess and manage each Fund’s liquidity risk, which is defined as the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund. In accordance with the Liquidity Rule, the LRMP includes policies and procedures that provide for: (1) assessment, management, and review (no less frequently than annually) of each Fund’s liquidity risk; (2) classification of each Fund’s portfolio holdings into one of four liquidity categories (Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid); (3) for Funds that do not primarily hold assets that are Highly Liquid, establishing and maintaining a minimum percentage of the Fund’s net assets in Highly Liquid investments (called a “Highly Liquid Investment Minimum” or “HLIM”); and (4) prohibiting the Fund’s acquisition of Illiquid investments that would result in the Fund holding more than 15% of its net assets in Illiquid assets. The LRMP also requires reporting to the Securities and Exchange Commission (“SEC”) (on a non-public basis) and to the Board if the Fund’s holdings of Illiquid assets exceed 15% of the Fund’s net assets. Funds with HLIMs must have procedures for addressing HLIM shortfalls, including reporting to the Board and, with respect to HLIM shortfalls lasting more than seven consecutive calendar days, reporting to the SEC (on a non-public basis).

The Director of Liquidity Risk within the Investment Risk Management Group (the “IRMG”) is the appointed Administrator of the LRMP. The IRMG maintains the Investment Liquidity Committee (the “ILC”) to provide oversight and administration of policies and procedures governing liquidity risk management for Franklin Templeton and Legg Mason products and portfolios. The ILC includes representatives from Franklin Templeton’s Risk, Trading, Global Compliance, Legal, Investment Compliance, Investment Operations, Valuation Committee, Product Management and Global Product Strategy.

In assessing and managing each Fund’s liquidity risk, the ILC considers, as relevant, a variety of factors, including the Fund’s investment strategy and the liquidity of its portfolio investments during both normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources including the Funds’ interfund lending facility and line of credit. Classification of the Fund’s portfolio holdings in the four liquidity categories is based on the number of days it is reasonably expected to take to convert the investment to cash (for Highly Liquid and Moderately Liquid holdings) or sell or dispose of the investment (for Less Liquid and Illiquid investments), in current market conditions without significantly changing the investment’s market value.

Each Fund primarily holds liquid assets that are defined under the Liquidity Rule as “Highly Liquid Investments,” and therefore is not required to establish an HLIM. Highly Liquid

54	Western Asset SMASh Series C Fund 2022 Annual Report

Investments are defined as cash and any investment reasonably expected to be convertible to cash in current market conditions in three business days or less without the conversion to cash significantly changing the market value of the investment.

At meetings of the Funds’ Board of Trustees/Directors held in November 2021, the Program Administrator provided a written report to the Board addressing the adequacy and effectiveness of the program for the year ended December 31, 2020. The Program Administrator report concluded that (i.) the LRMP, as adopted and implemented, remains reasonably designed to assess and manage each Fund’s liquidity risk; (ii.) the LRMP, including the Highly Liquid Investment Minimum (“HLIM”) where applicable, was implemented and operated effectively to achieve the goal of assessing and managing each Fund’s liquidity risk; and (iii.) each Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund.

Western Asset SMASh Series C Fund 2022 Annual Report	55

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Western Asset SMASh Series C Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202.

Information pertaining to the Trustees and officers of the Board is set forth below. The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 877-6LM-FUND/656-3863.

Independent Trustees†
Robert Abeles, Jr.

Year of birth	1945
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Board Member, Great Public Schools Now (since 2018); Senior Vice President Emeritus (since 2016) and formerly, Senior Vice President, Finance and Chief Financial Officer (2009 to 2016) at University of Southern California; Board Member, Excellent Education Development (since 2012)
Number of funds in fund complex overseen by Trustee[3]	51
Other Trusteeships held by Trustee during the past five years	None

Jane F. Dasher

Year of birth	1949
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during the past five years	Chief Financial Officer, Long Light Capital, LLC, formerly known as Korsant Partners, LLC (a family investment company) (since 1997)
Number of funds in fund complex overseen by Trustee[3]	51
Other Trusteeships held by Trustee during the past five years	Director, Visual Kinematics, Inc. (since 2018)

Anita L. DeFrantz

Year of birth	1952
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 1998
Principal occupation(s) during the past five years	President of Tubman Truth Corp. (since 2015); President Emeritus (since 2015) and formerly, President (1987 to 2015) and Director (1990 to 2015) of LA84 (formerly Amateur Athletic Foundation of Los Angeles); Member (since 1986), Member of the Executive Board (since 2013) and Vice President (since 2017) of the International Olympic Committee
Number of funds in fund complex overseen by Trustee[3]	51
Other Trusteeships held by Trustee during the past five years	None

56	Western Asset SMASh Series C Fund 2022 Annual Report

Independent Trustees† (cont’d)

Susan B. Kerley

Year of birth	1951
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during the past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)
Number of funds in fund complex overseen by Trustee[3]	51
Other Trusteeships held by Trustee during the past five years	Director and Trustee (since 1990) and Chairman (since 2017 and 2005 to 2012) of various series of Main Stay Family of Funds (66 funds); formerly, Investment Company Institute (ICI) Board of Governors (2006 to 2014);ICI Executive Committee (2011 to 2014); Chairman of the Independent Directors Council (2012 to 2014)

Michael Larson

Year of birth	1959
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during the past five years	Chief Investment Officer for William H. Gates III (since 1994)[4]
Number of funds in fund complex overseen by Trustee[3]	51
Other Trusteeships held by Trustee during the past five years	Republic Services, Inc. (since 2009); Fomento Economico Mexicano, SAB (since 2011); Ecolab Inc. (since 2012); formerly, AutoNation, Inc. (2010 to 2018)

Avedick B. Poladian

Year of birth	1951
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Director and Advisor (since 2017) and former Executive Vice President and Chief Operating Officer (2002 to 2016) of Lowe Enterprises, Inc. (privately held real estate and hospitality firm); formerly, Partner, Arthur Andersen, LLP (1974 to 2002)
Number of funds in fund complex overseen by Trustee[3]	51
Other Trusteeships held by Trustee during the past five years	Occidental Petroleum Corporation (since 2008); California Resources Corporation (2014 to 2021); and Public Storage (since 2010)

Western Asset SMASh Series C Fund 2022 Annual Report	57

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees† (cont’d)

William E.B. Siart

Year of birth	1946
Position(s) with Fund	Trustee and Chairman of the Board
Term of office[1] and length of time served[2]	Since 1997 (Chairman of the Board since 2020)
Principal occupation(s) during the past five years	Chairman of Excellent Education Development (since 2000); formerly, Chairman of Great Public Schools Now (2015 to 2020); Trustee of The Getty Trust (since 2005 to 2017); Chairman of Walt Disney Concert Hall, Inc. (1998 to 2006)
Number of funds in fund complex overseen by Trustee[3]	51
Other Trusteeships held by Trustee during the past five years	Member of Board of United States Golf Association, Executive Committee Member (since 2017); Trustee, University of Southern California (since 1994)

Jaynie Miller Studenmund

Year of birth	1954
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during the past five years	Corporate Board Member and Advisor (since 2004); formerly, Chief Operating Officer of Overture Services, Inc. (publicly traded internet company that created search engine marketing) (2001 to 2004); President and Chief Operating Officer, PayMyBills (internet innovator in bill presentment/payment space) (1999 to 2001); Executive vice president for consumer and business banking for three national financial institutions (1984 to 1997)
Number of funds in fund complex overseen by Trustee[3]	51
Other Trusteeships held by Trustee during the past five years	Director of Pacific Premier Bancorp Inc. and Pacific Premier Bank (since 2019); Director of EXL (operations management and analytics company) (since 2018); Director of CoreLogic, Inc. (information, analytics and business services company) (since 2012); formerly, Director of Pinnacle Entertainment, Inc. (gaming and hospitality company) (2012 to 2018); Director of LifeLock, Inc. (identity theft protection company) (2015 to 2017); Director of Orbitz Worldwide, Inc. (online travel company) (2007 to 2014)

Peter J. Taylor

Year of birth	1958
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2019
Principal occupation(s) during the past five years	President, ECMC Foundation (nonprofit organization) (since 2014); formerly, Executive Vice President and Chief Financial Officer for University of California system (2009 to 2014)
Number of funds in fund complex overseen by Trustee[3]	51
Other Trusteeships held by Trustee during the past five years	Director of Pacific Mutual Holding Company[5] (since 2016); Member of the Board of Trustees of California State University system (since 2015); Ralph M. Parson Foundation (since 2015), Kaiser Family Foundation (since 2012), and Edison International (since 2011)

58	Western Asset SMASh Series C Fund 2022 Annual Report

Interested Trustee

Ronald L. Olson[6]

Year of birth	1941
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2005
Principal occupation(s) during the past five years	Partner of Munger, Tolles & Olson LLP (law partnership) (since 1968)
Number of funds in fund complex overseen by Trustee[3]	51
Other Trusteeships held by Trustee during the past five years	Berkshire Hathaway, Inc. (since 1997)

Interested Trustee and Officer

Jane Trust, CFA[7]

Year of birth	1962
Position(s) with Fund	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Senior Vice President, Fund Board Management, Franklin Templeton (since 2020); Officer and/or Trustee/Director of 131 funds associated with LMPFA or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Managing Director (2018 to 2020) and Managing Director (2016 to 2018) of Legg Mason & Co., LLC (“Legg Mason & Co.”); Senior Vice President of LMPFA (2015)
Number of funds in fund complex overseen by Trustee[3]	129
Other Trusteeships held by Trustee during the past five years	None

Additional Officers

Ted P. Becker Franklin Templeton 620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1951
Position(s) with Fund	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Vice President, Global Compliance of Franklin Templeton (since 2020); Chief Compliance Officer of LMPFA (since 2006); Chief Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Director of Global Compliance at Legg Mason, Inc. (2006 to 2020); Managing Director of Compliance of Legg Mason & Co. (2005 to 2020)

Western Asset SMASh Series C Fund 2022 Annual Report	59

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers (cont’d)

Susan Kerr Franklin Templeton 620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1949
Position(s) with Fund	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Senior Compliance Analyst, Franklin Templeton (since 2020); Chief Anti-Money Laundering Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer (since 2012), Senior Compliance Officer (since 2011) and Assistant Vice President (since 2010) of Franklin Distributors, LLC; formerly, Assistant Vice President of Legg Mason & Co. (2010 to 2020)

Marc A. De Oliveira Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1971
Position(s) with Fund	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Associate General Counsel of Franklin Templeton (since 2020); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Managing Director (2016 to 2020)and Associate General Counsel of Legg Mason & Co. (2005 to 2020)

Thomas C. Mandia Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1962
Position(s) with Fund	Senior Vice President
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Senior Associate General Counsel of Franklin Templeton (since 2020); Secretary of LMPFA (since 2006); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers); formerly, Managing Director and Deputy General Counsel of Legg Mason & Co. (2005 to 2020)

60	Western Asset SMASh Series C Fund 2022 Annual Report

Additional Officers (cont’d)

Christopher Berarducci Franklin Templeton 620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1974
Position(s) with Fund	Treasurer and Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2019
Principal occupation(s) during the past five years	Vice President, Fund Administration and Reporting, Franklin Templeton (since 2020); Treasurer (since 2010) and Principal Financial Officer (since 2019) of certain funds associated with Legg Mason & Co. or its affiliates; formerly, Managing Director (2020), Director (2015 to 2020), and Vice President (2011 to 2015) of Legg Mason&Co.

Jeanne M. Kelly Franklin Templeton 620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1951
Position(s) with Fund	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	U.S. Fund Board Team Manager, Franklin Templeton (since 2020); Senior Vice President of certain funds associatedwith Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); formerly, Managing Director of Legg Mason & Co. (2005 to 2020); Senior Vice President of LMFAM (2013 to 2015)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]

Each board member also serves as a Director of Western Asset Investment Grade Income Fund Inc. and a Trustee of Western Asset Premier Bond Fund (closed-end investment companies), which are considered part of the same fund complex. Additionally, each board member serves as a Trustee of Western Asset Inflation-Linked Income Fund and Western Asset Inflation-Linked Opportunities &Income Fund, closed-end investment companies that are part of the same fund complex.

[4]

Mr. Larson is the chief investment officer for William H. Gates III and in that capacity oversees the investments of Mr. Gates and the investments of the Bill and Melinda Gates Foundation Trust (such combined investments are referred to as the “Accounts”). Since 1997, Western Asset has provided discretionary investment advice with respect to one or more Accounts.

[5]

Western Asset and its affiliates provide investment advisory services with respect to registered investment companies sponsored by an affiliate of Pacific Mutual Holding Company (“Pacific Holdings”). Affiliates of Pacific Holdings receive compensation from LMPFA or its affiliates for shareholder or distribution services provided with respect to registered investment companies for which Western Asset or its affiliates serve as investment adviser.

Western Asset SMASh Series C Fund 2022 Annual Report	61

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

[6]	Mr. Olson is an “interested person” of the Fund, as defined in the 1940 Act, because his law firm has provided legal services to Western Asset.

[7]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

62	Western Asset SMASh Series C Fund 2022 Annual Report

Important tax information (unaudited)

By mid-February, tax information related to a shareholder’s proportionate share of distributions paid during the preceding calendar year will be received, if applicable. Please also refer to www.franklintempleton.com for per share tax information related to any distributions paid during the preceding calendar year. Shareholders are advised to consult with their tax advisors for further information on the treatment of these amounts on their tax returns.

The following tax information for the Fund is required to be furnished to shareholders with respect to income earned and distributions paid during its fiscal year.

The Fund hereby reports the following amounts, or if subsequently determined to be different, the maximum allowable amounts, for the fiscal year ended February 28, 2022:

	Pursuant to:		Amount Reported
Section 163(j) Interest Earned	§	163(j)	$56,541,645
Interest Earned from Federal Obligations		Note (1)	$1,156,202

Note (1) - The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. Shareholders are advised to consult with their tax advisors to determine if any portion of the dividends received is exempt from state income taxes.

Western Asset SMASh Series C Fund 2022 Annual Report	63

Western Asset

SMASh Series C Fund

Trustees

Robert Abeles, Jr.

Jane F. Dasher

Anita L. DeFrantz

Susan B. Kerley

Michael Larson

Ronald L. Olson

Avedick B. Poladian

William E.B. Siart

Chairman

Jaynie M. Studenmund

Peter J. Taylor

Jane Trust

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company, LLC

Western Asset Management Company Limited

Distributor

Franklin Distributors, LLC†

Custodian

The Bank of New York Mellon

Transfer agent#

Franklin Templeton Investor Services, LLC

3344 Quality Drive

Rancho Cordova, CA 95670-7313

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

†	Effective July 7, 2021, Legg Mason Investor Services, LLC was renamed Franklin Distributors, LLC.
#	Effective February 22, 2022, Franklin Templeton Investor Services, LLC replaced BNY Mellon Investment Servicing (US) Inc. as Transfer Agent.

Western Asset SMASh Series C Fund

The Fund is a separate investment series of Legg Mason Partners Institutional Trust, a Maryland statutory trust.

Western Asset SMASh Series C Fund

Legg Mason Funds

620 Eighth Avenue, 47th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. To obtain information on Form N-PORT, shareholders can call the Fund at 877-6LM-FUND/656-3863.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 877-6LM-FUND/656-3863, (2) at www.franklintempleton.com and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset SMASh Series C Fund and is not intended for distribution to prospective investors.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing. www.franklintempleton.com

www.franklintempleton.com

© 2022 Franklin Distributors, LLC, Member FINRA/SIPC. All rights reserved.

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Franklin Distributors, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Bank account information, legal documents, and identity verification documentation;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law.

The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•

Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform. The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary, so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.franklintempleton.com, or contact the Fund at 877-6LM-FUND/656-3863.

Revised April 2018

Legg Mason California Consumer Privacy Act Policy

Although much of the personal information we collect is “nonpublic personal information” subject to federal law, residents of California may, in certain circumstances, have additional rights under the California Consumer Privacy Act (“CCPA”). For example, if you are a broker,

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

dealer, agent, fiduciary, or representative acting by or on behalf of, or for, the account of any other person(s) or household, or a financial advisor, or if you have otherwise provided personal information to us separate from the relationship we have with personal investors, the provisions of this Privacy Policy apply to your personal information (as defined by the CCPA).

•

In addition to the provisions of the Legg Mason Funds Security and Privacy Notice, you may have the right to know the categories and specific pieces of personal information we have collected about you.

•	You also have the right to request the deletion of the personal information collected or maintained by the Funds.

If you wish to exercise any of the rights you have in respect of your personal information, you should advise the Funds by contacting them as set forth below. The rights noted above are subject to our other legal and regulatory obligations and any exemptions under the CCPA. You may designate an authorized agent to make a rights request on your behalf, subject to the identification process described below. We do not discriminate based on requests for information related to our use of your personal information, and you have the right not to receive discriminatory treatment related to the exercise of your privacy rights.

We may request information from you in order to verify your identity or authority in making such a request. If you have appointed an authorized agent to make a request on your behalf, or you are an authorized agent making such a request (such as a power of attorney or other written permission), this process may include providing a password/passcode, a copy of government issued identification, affidavit or other applicable documentation, i.e. written permission. We may require you to verify your identity directly even when using an authorized agent, unless a power of attorney has been provided. We reserve the right to deny a request submitted by an agent if suitable and appropriate proof is not provided.

For the 12-month period prior to the date of this Privacy Policy, the Legg Mason Funds have not sold any of your personal information; nor do we have any plans to do so in the future.

Contact Information

Address: Data Privacy Officer, 100 International Dr., Baltimore, MD 21202

Email: DataProtectionOfficer@franklintempleton.com

Phone: 1-800-396-4748

Revised October 2020

NOT PART OF THE ANNUAL REPORT

www.franklintempleton.com

© 2022 Franklin Distributors, LLC, Member FINRA/SIPC. All rights reserved.

AMXX010549 4/22 SR22-4382

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Robert Abeles, Jr., possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify an “audit committee financial experts,” and has designated Mr. Abeles, Jr. as the Audit Committee’s financial experts. Mr. Abeles, Jr. is an “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal year ending February 28, 2021 and February 28, 2022 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $199,262 in February 28, 2021 and $199,262 in February 28, 2022.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in February 28, 2021 and $0 in February 28, 2022.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $0 in February 28, 2021 and $50,000 in February 28, 2022. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held. There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Institutional Trust were $0 in February 28, 2021 and $0 in February 28, 2022.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Institutional Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Institutional Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for February 28, 2021 and February 28, 2022; Tax Fees were 100% and 100% for February 28, 2021 and February 28, 2022; and Other Fees were 100% and 100% for February 28, 2021 and February 28, 2022.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Institutional Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Institutional Trust during the reporting period were $773,011 in February 28, 2021 and $343,489 in February 28, 2022.

(h) Yes. Legg Mason Partners Institutional Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Institutional Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Robert Abeles, Jr.

Jane F. Dasher

Anita L. DeFrantz

Susan B. Kerley

Michael Larson

Ronald L. Olson

Avedick B. Poladian

William E.B. Siart

Jaynie M. Studenmund

Peter J. Taylor

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a)(1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Institutional Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	April 25, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	April 25, 2022

By:	/s/ Christopher Berarducci
Christopher Berarducci
Principal Financial

Date:	April 25, 2022